THIS DOCUMENT IS A COPY OF THE EXHIBIT 10.67 FOR THE 10Q FILED ON MAY 15, 1996, PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.


                               SUB-LEASE AGREEMENT




                                     BETWEEN



                                  BIOSYS, INC.


                           CROP GENETICS INTERNATIONAL
                                   CORPORATION

                                       AND

                                GENE LOGIC, INC.





                                DATED MAY 2, 1996

                               SUB-LEASE AGREEMENT


      This Sub-Lease Agreement is executed this 2nd day of May, 1996, by and between Gene Logic, Inc. (referred to as "Sub-Tenant"), a corporation organized and conducting business under the laws of the State of Delaware and, Crop Genetics International Corporation ("Crop"), and biosys, Inc. ("biosys"), corporations organized and conducting business under the laws of the State of Delaware, (collectively referred to as "Sub-Landlord"), and registered to conduct business in the State of Maryland.


                                    RECITALS

     I. WHEREAS, M.O.R. XVIII Associates limited Partnership, a limited partnership formed under the laws of the State of Maryland (referred to as "Landlord") is the owner of a building containing approximately 75,500 square feet (the "Building") constructed on land leased by Landlord and designated as Parcel M-2 (the "Land") on the Plat entitled "Parcels M-2 and M-3, A Resubdivision of Parcel M-1 Plat No. 5194", which plat is recorded among the Land Records of Howard County, Maryland as Plat No. 5693. The Land contains approximately 11 acres, is located at 10150 Old Columbia Road in the Rivers Corporate Park (the "Park") in Columbia, Howard County, Maryland 21044 (the
"County"), and is more particularly shown on Exhibit A, attached hereto and incorporated by reference herein and accepted by the parties. The Land, the Building, the easements and rights appurtenant thereto (including those established by certain declarations of covenants recorded prior hereto among the Land Records of the County), and the sidewalks, areaways, parking areas, driveways, loading areas, gardens and lawns surrounding the building and located on the Land are collectively referred to as the "Leased Premises; "

     II. WHEREAS, Sub-Landlord occupies the Leased Premises pursuant to a lease between Crop and Landlord dated October 1, 1992 (the "Prime Lease"), a copy of which is attached hereto as Exhibit B and incorporated by reference herein and accepted by the parties. biosys has fully assumed with Crop all of Crop's obligations pursuant to the Prime Lease;

     III. WHEREAS, during its leasehold of the Leased Premises, Sub-Landlord invested in leasehold improvements and equipment (which, to the extent the same are personal property, are herein referred to as the "Leasehold Improvements") which together with other assets were financed by a loan (referred to as the "Loan") in the principal amount of Three Million Four Hundred Thousand Dollars ($3,400,000.00), evidenced by a Promissory Note (referred to as the "Note"), dated December 7, 1994 payable to the First National Bank of Maryland (referred to as the "Bank") from funds raised by the sale of bonds by the Maryland Industrial Development Finance Authority (referred to as "MIDFA");

     IV. WHEREAS, the Note is secured by: 1) a Security Agreement (referred to as the "Security Agreement") dated December 7, 1994, by and between Sub-Landlord and MIDFA, granting to MIDFA a security interest in certain of the Leasehold Improvement; and, ii) two Collateral Assignments of Lease, dated December 7, 1994, by Sub-Landlord to and for the benefit of MIDFA assigning to MIDFA the Sub-Landlord's leasehold interest in the Leased Premises (both collectively referred to as the "Lease Assignments");

     V. WHEREAS, Sub-Landlord, Bank and MIDFA entered into a Modification Agreement, Guaranty Agreement and Post Closing Agreement in respect to the Loan, Note, Security Agreement and Lease Assignments dated May 26, 1995, (all three collectively referred to as the "Modification Documents"). Pursuant to the Modification Documents, Sub-Landlord has executed an Assignment of Interest in this Sub-Lease to the Bank and MIDFA, which is attached hereto and incorporated by reference herein as Exhibit C and accepted by the Parties (all documents evidencing, securing or governing the Loan, the Note, the Leasehold Improvements, the Modification Documents, and the rights of the Bank and MIDFA are referred to collectively as the "Security Documents"); and,

     VI. WHEREAS, Sub-Tenant desires to sub-lease from Sub-Landlord a portion of the Leased Premises (referred to as the "Sub-Leased Premises"), shown on Exhibit D which is attached hereto and incorporated by reference herein and accepted by the parties, totaling 9,600 net rentable square feet for a period of time provided in Section 1 below (referred to as the "Term").

     NOW THEREFORE, in consideration of these recitals and the consideration set forth herein, Sub-Landlord does hereby sub-lease unto Sub-Tenant, and Sub-Tenant does hereby lease from Sub-Landlord the Sub-Leased Premises pursuant to the following terms and conditions.

1. Term and Extension. The Term is five (5) years beginning on the 1st day of May, 1996 (the "Term Commencement Date") and ending on the 30th day of April, 2001 (the "Initial Term Expiration Date"). Sub-Tenant shall have the right to extend the Term of this lease thereafter for succeeding additional periods of one (1) year each (each an " Extension Term"), through the Term of the Prime Lease, based on then current market rental rates for the Sub-Leased Premises, by giving Sub-Landlord nine (9) months notice prior to the end of the Term or any Extension Term hereof ("Notice").

     Sub-Landlord and Sub-Tenant shall attempt to reach agreement on the then current fair market rental rates for the Sub-Leased Premises during a period of Ninety (90) days after SubLandlord receives the Notice. If they agree within such Ninety (90) day period, they will amend this lease to state the current market rent for the Extension Term. If they are unable to agree on the initial monthly rent and rental increases for the Extension Term within such Ninety (90) day period, the Sub-Lease shall expire at the end of the original Term or any Extension thereof then in effect.

2.   Rent, Space and Payment.

     a. Sub-Leased Premises and Base Rent, Sub-Tenant shall make monthly payments for the use of the Sub-Leased Premises (referred to as the "Monthly Payments ") at the rate of Twenty-One Dollars and Fifty-Five Cents ($21.55) per net rentable square foot per annum, full service, which shall be comprised of a Base Rent of $14.75 ("Base Rent") per net rentable square foot, subject to increase from time to time as provided in 2.b. below, and an initial rental year estimate of operating costs of $6.80 per net rentable square foot ("Initial Estimated Operating Costs"), which estimate shall be subject to increase as provided in 2.c. below. The Sub-Leased Premises, for all purposes of this Sub-Lease, shall be deemed by each of the Parties hereto as 9,600 net rentable square feet measured by and agreed to by the Parties, resulting in an initial Monthly Payment of Seventeen Thousand Two Hundred Forty Dollars ($17,240.00) for the first rental year hereunder. Monthly Payments shall be prorated for partial months; and shall be payable in advance monthly by the first day of each month.

     b. Annual Increase in Base Rent. Commencing on May 1, 1998, and continuing on the anniversary of the Term Commencement Date during each year of the Term, the Base Rent shall increase annually by Three Percent (3 %).

     c. Payment of Operating  Costs.  For each Operating  Year (defined  below),
Sub-Tenant shall pay to Sub-Landlord, in the manner provided herein, Sub-Tenant's Proportionate Share (defined below) of Actual Operating Costs (defined below), which Sub-Tenant's Proportionate Share shall be computed by multiplying the Actual Operating Costs for the Operating Year by Sub-Tenant's Proportionate Share (defined as the total square feet of Sub-Leased Premises divided by 75,500 square feet of Leased Premises); provided, however, that Sub-Tenant's Proportionate Share of Actual Operating Costs shall be prorated for partial Operating Years in the Term, if any.

     (1) Actual Costs. Within 120 days following the end of the first Operating Year, SubLandlord shall provide Sub-Tenant a statement of Actual Operating Costs incurred during the first Operating Year and Sub-Tenant's Proportionate Share thereof. Within 30 days of its receipt of said statement of said Actual Operating Costs, Sub-Tenant will pay to Sub-Landlord its Proportionate Share thereof, less a credit of the total Initial Estimated Operating Costs for the first Operating Year (computed at the rate of $6.80 for each square foot of Sub Leased Premises).

     (2) Estimated Payments. During each Operating Year or partial Operating Year following the first Operating Year in the Term, in addition to the Monthly Payment , Sub-Tenant will pay to Sub-Landlord on the first day of each month an amount equal to 1/12 of the product of SubTenant's Proportionate Share multiplied by Sub-Landlord's Estimated Increased Operating Costs (defined below) for such Operating Year ("Estimated Increased Operating Costs"). Estimated Increased Operating Costs for any Operating Year is defined as Sub-Landlord's reasonable estimate of Actual Operating Costs for such Operating Year less the Base Operating Costs (which is defined to be the total Operating Costs for the first Operating Year of the Sub-Lease). Estimates prepared by Sub-Landlord shall be delivered to Sub-Tenant Thirty (30) Days prior to the commencement of each Operating Year. If, however, Sub-Landlord fails to furnish any such estimate prior to the commencement of an Operating Year, then Sub-Tenant will continue to make payments of Estimated Increased Operating Costs it was making at the end of the prior Operating Year, if any. Within Thirty days following Sub-Tenant's receipt of Sub-Landlord's revised Estimated Increased Operating Costs, Sub-Tenant will pay to Sub-Landlord for each month which has elapsed since the beginning of the applicable Operating Year, the difference between the amount payable based upon the revised Estimated Increased Operating Costs and the amount paid to date by Sub-Tenant.

     (3) Annual Settlement. Within 120 days after the end of each Operating Year, SubLandlord shall deliver to Sub-Tenant a statement of Actual Operating Costs and of amounts payable under this Section 2c for such Operating Year, prepared and certified by Sub-Landlord. If such statement shows an amount owing by Sub-Tenant that is less than the estimated payments previously made by Sub-Tenant for such Operating Year, the excess at the option of Sub-Tenant shall be refunded by Sub-Landlord within Thirty (30) days following Sub-Tenant's election or credited against the next payment of rent; however, if the Term has ended, Sub-Landlord shall refund the excess to Sub-Tenant. If such statement shows an amount owing by Sub-Tenant that is more than the estimated payments previously made by Sub-Tenant for such Operating Year, Sub-Tenant will pay the deficiency to landlord within Thirty (30) days after the delivery of such statement.

     (4) Verification. Actual Operating Costs shall be calculated using generally accepted accounting principles consistently applied and the statement or invoice therefor certified by SubLandlord. Sub-Tenant will be entitled annually during the Term hereof and upon reasonable notice to Sub-Landlord to audit and verify, at its sole cost and expense, the operations of the SubLeased Premises and Building and the related books and records of Sub-Landlord to assure that the Operating Costs reported by Sub-Landlord are in keeping with the provisions of this SubLease. In the event of any error, Sub-Landlord shall make a correcting payment in full to the Sub-Tenant within 30 days after the determination of the amount of such error.


     For purposes of this Sub-Lease, the term "Actual Operating Costs" means all reasonable costs of maintenance of the Building, wages, salaries and compensation of employees, janitorial, maintenance, guard and other services provided for the Building, power, water, waste disposal, and other utilities provided to the Building, materials, supplies and repairs provided for the Building and insurance for the Building.

     Actual Operating Costs shall not include:

     (1) Wages, salaries, fees, and fringe benefits paid to administrative or executive personnel or officers or partners of Sub-Landlord or Landlord unless employed at competitive rates as independent contractors;

     (2) Any charge for depreciation of the Building or equipment and any interest or other financing charge;

     (3)  Any charge for  Sub-Landlord's  or  Landlord's  income  taxes,  excess
          profit  taxes,   franchise  taxes,  or  similar  taxes  on  landlord's
          business;

     (4) All costs relating to activities for the solicitation and execution of leases of space in the Building and leasing costs, including brokerage commissions, legal fees, vacancy costs, and refurbishment or improvement expenses relating to the solicitation and execution of leases;

     (5) All costs for which Sub-Tenant or any other tenant in the Building is being charged other than pursuant to this Actual Operating Cost clause;

     (6) The cost of any repair made by Sub-Landlord or Landlord because of the total or partial destruction of the building or the condemnation of a portion of the Building;

     (7) The cost of any items for which Sub-Landlord or Landlord is reimbursed by insurance or otherwise compensated by parties other than tenants of the building pursuant to clauses similar to this section;

     (8) The cost of any additions or capital improvements to the Building subsequent to the date of original construction;

     (9) The cost of any repairs, alterations, additions, changes, replacements, and other items that under generally accepted accounting principles are properly classified as capital expenditures to the extent they upgrade or improve the Building as opposed to replace existing items that have worn out;

     (10) Any operating expense representing an amount paid to a related corporation, entity, or person that is in excess of the amount that would be paid in the absence of such relationship;

     (11) The cost of tools and equipment used initially in the construction of the Building;

     (12) The cost of any work or service performed for or facilities furnished to any tenant of the Building to a greater extent or in a manner more favorable to such tenant than that performed for or furnished to tenant;

     (13) The cost of alterations of space in the Building leased to other tenants; and

     (14) The cost of overtime or other expense to Sub-Landlord in curing its defaults or performing work expressly provided in this Sub-Lease to be borne at landlord's expense;

     (15) any and all loan payments, principal or interest, or ground lease, equipment lease, tenant improvement costs or similar payments;

     (16) any and all collection costs, including legal fees and bad debt losses or reserves;

     (17) any otherwise permissible fees or costs, to the extent in excess of prevailing and competitive rates; and

     (18) any documentary transfer taxes imposed in connection with the lease or any other lease.

     For purposes of this Section, "Operating Year" means each one year period beginning on May 1 and ending on April 30 and the term "Base Operating Costs" means the Actual Operating Costs for the first Operating Year following the Commencement Date.

d. Payment and Proration of Rent. All payments of Base Rent due hereunder shall be paid to Sub-Landlord by the first day of each month, and other payments due hereunder shall be paid within thirty (30) days of Sub-Tenant's receipt of notice of such from Sub-Landlord, at the address designated for notice to Sub-Landlord herein, or as otherwise designated by Sub-Landlord. Payments for Rent shall be adjusted for any period of less than a full month, calculated from the beginning of said month. Sub-Tenant shall pay, a late charge based on a rate of eighteen percent (18%) per annum on any amount in arrears.

e. Option to Lease Additional Space). Sub-Tenant shall have an Option to lease the additional laboratory and office space ("Additional Space") set forth in Exhibit E hereto, at the then current fair market rent for the Additional Space determined as of the time it executes said option; provided that such Additional Space will not be available to Sub-Tenant for occupancy prior to May 1, 1998, unless earlier provided for by Sub-Landlord, in its sole and unreviewable discretion, and further provided, that such Option must be exercised on or before August 1, 1997.

     Sub-Landlord and Sub-Tenant shall attempt to reach agreement on the current fair market rental rates for the Additional Space during a period of Ninety (90) days after Sub-Landlord receives the Notice. If they agree within such Ninety (90) day period, they will amend this lease to state the current market rent for the Extension Term. If they are unable to agree on the initial monthly rent and rental increases for the Extension Term within such Ninety (90) day period, then Sub-Tenant's option to lease said Additional Space shall expire, unless further extended by the Sub-Landlord, in its sole and unreviewable discretion.

f. Security Deposit. Sub-Tenant shall pay as security deposit for its occupancy of the SubLeased Premises the sum of Forty-Seven Thousand Three Hundred Eighty-Seven Dollars and 49 Cents ($47,387.49), representing three (3) months rent; provided, that Sub-Landlord agrees to deposit said security deposit into an interest bearing account for the benefit of Sub-Tenant, and further provided, that one-third (1/3) of the amount so deposited will be returned to Sub-Tenant, along with any interest accrued thereon, on May 1, 1997, that an additional one-third (1/3) of the amount so deposited will be returned to Sub-Tenant, along with any interest accrued thereon, on May 1, 1998, with the balance of the Security Deposit to remain on deposit for remainder of the Term or Extension Term hereof, except that Sub-Tenant shall be tendered accrued interest on the remaining Security Deposit thereafter on each anniversary date thereof. Upon termination of the Sub-Lease, the security deposit shall be returned to Sub-Tenant, with all accrued interest thereon, following deductions for repairs and damage for which Sub-Tenant is responsible under the terms of this Sub-Lease.

3.    Condition and Use of Sub-Leased Premises.

a. Inspection of Sub-Leased Premises. Seventy-Two (72) hours prior to Sub-Tenant's occupancy of the Sub-Leased Premises, Sub-Landlord and Sub-Tenant shall inspect the SubLeased Premises for purposes of reviewing the condition of the Sub-Leased Premises and identifying any of Sub-Landlord's property, if any, which is to be removed therefrom prior to Sub-Tenant's occupancy.

b. Acceptance of Sub-Leased Premises. Except as otherwise provide herein, Sub-Tenant shall accept the Sub-Leased Premises "As Is" condition for the purposes for which Sub-Tenant intends to use and occupy the Sub-Leased Premises.

c. Use. Sub-Tenant shall not use or permit the use of any portion of the Sub-Leased Premises for any purpose other than stated in Exhibit F hereto.

d. Requirements of Law. Sub-Tenant shall, at the sole cost and expense of Sub-Tenant, observe and comply with all laws, requirements, rules, orders, ordinances and regulations of any governmental, quasi-governmental entity or of the local Board of Fire Underwriters applicable to its particular use of any portion of the Sub-Leased Premises.

e. Condition of premises. Sub-Tenant shall at all times during the Lease term take good care of and keep the Sub-Leased Premises in good order and condition. Sub-Tenant shall not commit or suffer any waste to or of the Sub-Leased Premises and will assign responsibility for all maintenance and repair, regardless of the nature, pertaining to the Sub-Leased Premises. SubLandlord shall be responsible for maintaining the improvements, fixtures, and equipment of the Building (including, but not limited to, the walls, windows, doors, pipes , plumbing, water and sewer connections, heating and air conditioning equipment and machinery, and electrical works of the Building) in good order and condition.

f.   Sub-Tenant's Failure to Perform. In the event that Sub-Tenant shall fail, a
(15) days written notice from Sub-Landlord, to keep the Sub-Leased Premises in the state of condition and repair required by this Sub-Lease, to do any act; make any payment; this lease, Sub-Landlord may (at its option, but without being required to do so) immediately, or at any time thereafter and without notice, perform the same for the account of Sub-Tenant (including, but not limited to, entering upon the Sub-Leased Premises upon reasonable prior written notice to Sub-Tenant and in the presence of an employee of Sub-Tenant, unless such entry is on an emergency basis, to make repairs). All rights given to Sub-Landlord in this Section shall be in addition to any other right or remedy of Sub-Landlord herein contained.

g.   Environmental Assurances/Obligations.

     (1) Sub-Tenant, covenants and warrants, on behalf of itself, its employees, agents, contractors, and/or invitees:

               (a) that it will not cause or keep in, upon, or about the Sub-Leased Premises any Hazardous Substances (defined below), except as permitted below, or in a manner which will contravene Sub-Landlord's or Landlord's policies of insurance insuring against loss or damage by fire or other hazards (including, without limitation, public liability), or which, will prevent Sub-Landlord and/or Landlord from procuring such policies in companies and at premium rates acceptable to Sub-Landlord and/or Landlord, in their sole and unreviewable discretion.

               (b) to comply with all obligations imposed by any applicable law, and regulations promulgated thereunder, and all other restrictions and regulations upon the Generation of Hazardous Substances by Sub-Tenant at, to or from the Sub-Leased Premises;

               (c) to deliver promptly to Sub-Landlord and Landlord true and complete copies of all notices received by Sub-Tenant from any governmental authority with respect to the Generation by Sub-Tenant of Hazardous Substances (whether or not at, to or from the Leased Premises);

               (d) to complete fully, truthfully and promptly any questionnaires sent by SubLandlord or Landlord with respect to Sub-Tenant's use of the Sub-Leased Premises and SubTenant's Generation of Hazardous Substances;

               (e) to permit entry onto the Sub-Leased Premises by Sub-Landlord, Sub-Landlord's representatives, or Landlord at any reasonable time to verify and monitor Sub-Tenants compliance with its representations, warranties and covenants set forth in this Section;

               (f) to pay to Sub-Landlord or Landlord, as additional rent, the costs Incurred by Sub-Landlord or Landlord hereunder, including the costs ofsuch monitoring and verification; and

               (g) to fumish to Sub-Landlord and Landlord, at the expiration of the Term or at the sooner termination of the Term as herein provided, a certification to Sub-Landlord and Landlord, equivalent  to  that  provided  by  Sub-Landlord  below,  from an environmental audit company acceptable to Sub-Landlord and Landlord to the effect that, based upon an inspection conducted by such environmental audit company not more than thirty (30) days prior to the expiration or termination of the Term, the Sub-Leased Premises are free from Hazardous Substances.

               (h) to obtain its own Hazardous Waste Generator Site Number from the applicable Federal, State or Local authorities and will provide Sub-Landlord and Landlord with proof of such compliance as a pre-condition to its commencement of occupancy hereunder.

               (i) to obtain its own Radioactive Use Permit from applicable Federal, State and Local authorities, and will provide Sub-Landlord and Landlord with proof of such compliance as a pre-condition to its commencement of occupancy hereunder.

               (j) to store any hazardous waste, environmentally sensitive materials, radioactive waste, or compressed gas in Sub-Landlord and Landlord approved storage areas within the Sub-Leased Premises and in no other area. Sub-Tenant will be responsible for the costs of any tenant improvements associated with the creation of such storage areas within the Sub-Leased Premises.

               (k) to contact the appropriate local government authority for any necessary sewer discharge permits and, will provide Sub-Landlord and Landlord with proof of such compliance as a pre-condition to its commencement of occupancy hereunder.

                    (1) to designate a company safety director / contact prior to occupancy of the SubLeased premises. The Sub-Tenant's safety director will be the primary contact for SubLandlord's safety director regarding compliance audits and evacuation drills.

     (2) Sub-Tenant's Indemnification. Sub-Tenant agrees to indemnify and hold harmless SubLandlord and Landlord and their respective assignees, from and against any and all costs, fees or expenses (including, without limitation, environmental assessment, investigation and environmental remediation expenses, third party claims and environmental impairment expenses and reasonable attomeys' fees and expenses) incurred by Sub-Landlord, Landlord, or their respective assignees, as a result of any Generation of hazardous Substances at, to or from the Leased Premises during the term of Sub-Tenant's use or occupancy thereof or otherwise as a result of any act or omission), Sub-Tenant, or as a result of any failure by Sub-Tenant to comply with its representations, warranties and covenants as set forth in this Section.

     (3) Sub-Landlord's Indemnification. Sub-Landlord agrees to indemnify, defend and hold harmless Sub-Tenant from and all claims (including, without limitation, environmental assessment, investigation and environmental remediation expenses, third party claims and environmental impairment expenses) incurred by Sub-Tenant in connection with Sub-Landlord's Generation of Hazardous Substances at, to or from the Leased Premises during or prior to the Commencement date of the Term.

     (4) Definition of Hazardous Substance. The term "Hazardous Substance" means any pollutant, contaminant, toxic or hazardous waste, infectious waste, oil, petroleum products and their by-products, dangerous substance, potentially dangerous substance, noxious substance, toxic substance, flammable, explosive, radioactive material, urea formaldehyde foam insulation, asbestos, PCB'S, or any other substances the removal of which is required, or the manufacture, preparation, production, generation, use, maintenance, treatment, storage, transfer, handling or ownership of which is restricted, prohibited, regulated, penalized by or subject to any and all federal, state, county, or municipal statutes or laws now or at any time hereafter in effect, including but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. ss.ss. 1801 et seq), the Resource Conservation and Recovery Act (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss.ss. 7401 et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. ss.ss. 2601 et seq.), the Occupational Safety and Health Act (29 U.S.C. ss.ss. 651 et seq.), the Maryland Environment Code Ann. ss.4-411(3)(i), as amended from time to time, and regulations promulgated thereunder; the Maryland Environrnent Code Ann., Title 7, subtitle 2, as amended from time to time, and regulations promulgated thereunder; the Maryland Environment Code Ann. ss. 9-227, as amended from time to time, and regulations promulgated thereunder, as these laws have been amended or supplemented The term "To Generate" means to use, collect, generate, store, transport, treat or dispose of.

      (5) Sub-Landlord Warranties and Representations.

               (a) With regard to the Subleased Premises and the rest of the Building and any adjoining property to which Sub-Landlord has title or control ("Total Premises") SubLandlord covenants, represents and warrants to Sub-Tenant that to the best of its knowledge and understanding:

                    1. As of the Commencement Date of this Sub-Lease, Sub-Landlord and the Leased Premises are each in substantial compliance with all federal, state, county or municipal environmental, pollution, health, safety, fire, or building code laws, and Sub-Landlord has no knowledge and has received no notice of any federal, state, county or municipal enviromental, pollution, health, safety, fire, or building code violations or requirements to clean up or decontaminate the Property.

                    2. Neither the Sub-Landlord nor any owner of the Property, have been named as a party in any proceeding or lawsuit for violation of federal, state, or local environmental laws.

                    3. The Leased Premises are not currently subject to investigation for alleged federal, state, county or municipal environmental, pollution, health, safety, fire, or building code violations.

     (6) Disposal of Hazardous Substance. Upon the termination of this Sub-Lease and the tenancy created thereby, Sub-Tenant will cease to Generate and/or store Hazardous Substances, and will make necessary and appropriate arrangements for the removal of same and their wastes from the Sub-Leased Premises prior to its surrender of said Sub-Leased Premises to SubLandlord, in compliance with applicable laws.

     (7) Sub-Tenant's obligations regarding Hazardous Substance Generation, storage and disposal hereunder, shall be limited to those Hazardous Substances Generated by Sub-Tenant or otherwise Generated at or from the Subleased Premises from the Commencement Date hereof up to and through the date of termination or expiration of the Sub-Lease or any Extension thereof and not thereafter, except as required by law.

     (8) Each Party's respective covenants, warranties, representations, indemnification, defense and hold harmless obligations under this Subsection (g) shall survive expiration and/or termination of this Sub-Lease.

h.   Restrictions On Use In Prime Lease.

     (1) Sub-Tenant acknowledges that it has received and reviewed the Prime Lease and those covenants and restrictions affecting the use of the Leased Premises set forth in the Prime Lease and agrees to maintain and use the Sub-Leased Premises in accordance with those limitations and to be bound in all respects by the terms, conditions, covenants and restrictions of the Prime Lease, subject, however, to Sub-Landlord's representation and warranty to Sub-Tenant that the Sub-Tenant's uses of the Sub-Leased Premises as specified in Exhibit F of this Sub-Lease do not contravene such Prime Lease. Notwithstanding anything to the contrary, in no event shall the provisions of the Prime Lease dealing with Rent (Basic or Additional), insurance, tenant improvements, security or any other payment, performance or guarantee obligations thereof apply to this Sub-Lease and it is agreed and understood that Subtenant's payment and performance obligations are governed solely by the express terms of this Sub-Lease.

     (2) the Sub-landlord covenants and warrants to Sub-Tenant that it has obtained the all consents from the Landlord, the Bank and MIDFA which are necessary for Sub-Landlord to enter into this Sub-Lease Agreement.

i. Parking. Sub-Tenant shall be provided surface parking for employee, visitor and guest parking, at no cost to Sub-Tenant, for up to 40 cars, on a first-come first-serve use, based on Sub-Tenant's pro-rated share of space under the Sub-Lease.

j. Signs. Sub-Landlord and Sub-Tenant agree to place an identifying marker on the existing sign location in the front parking lot which is part of the Leased Premises ("Joint Sign") and on a small Joint corner marker to be located at the left front of the building. The Joint Sign shall bear the names "biosys/Gene Logic, Inc.," or some reasonable facsimile thereof, as agreed to by the Parties, and Sub-Landlord shall provide Sub-Tenant a $500.00 credit toward the creation of said Joint Sign, with the expenses above $500.00 to be evenly split by Sub-Tenant and Sub-Landlord. Sub-Tenant's sign shall comply in all respects to state, county, HRD and all other regulations or requirements governing such use and must be approved in advance by Sub-Landlord and Landlord.

k.    Services.

      Sub-Landlord shall furnish or cause the Sub-Leased Premises to be furnished with:

     (1) electricity for lighting and the operation of the Occupied Premises and otherwise sufficient electricity for equipment of Lessee installed or allowed pursuant to this Lease;

     (2) heat and air conditioning reasonably required for the comfortable occupation of the Occupied Premises during Normal Business Hours (8:30 a.m. to 5:30 p.m);

     (3) access to the Building and parking facilities at all times;

     (4) lighting replacement (for Building standard lights), during Normal Business Hours;

     (5) hot and cold water and restroom supplies and cleaning;

     (6) cleaning and char service in the Occupied Premises during the times and in the manner that those services are furnished by Sub-Landlord in its own Premises;

          Sub-Landlord grants Sub-Tenant, its employees, invitees, licensees and other visitors the right to use the common areas of the Building and the property covered by the Prime Lease (including, without limitation, parking areas, sidewalks, and corridors). Sub-Landlord agrees to maintain and repair the common areas throughout the term and any extension of the SubLease; and to maintain public liability insurance for injuries and damage occurring in the conunon areas in such amounts as required under the provisions of the Prime Lease. Notwithstanding anything to the contrary, Sub-Landlord shall not close or change the common areas in a way as to alter or diminish the quantity, quality, utility or character thereof or limit Sub-Tenant's ease of access to or use of its Sub-Leased Premises, except in the event of a bona fide emergency on a temporary basis, and then in a manner which minimizes any adverse impact on Sub-Tenant.

          Any failure by Sub-Landlord to furnish the foregoing services, resulting from circumstances beyond Sub-Landlord's reasonable control or from interruption of such services due to repairs or maintenance, shall not render Sub-Landlord liable in any respect for damages to either person or property, ilor be construed as an eviction of Sub-Tenant, nor cause an abatement in rent hereunder, nor relieve Sub-Tenant from any of its obligations hereunder. If any public uti 'lity or governmental body shall require Sub-Landlord or Sub-tenant to restrict the consumption of any utility or reduce any service for the Sub-Lease Premises, Sub-Landlord and Sub-Tenant shall comply with such requirements, whether or not the utilities and service referred to in this Section k. are thereby reduced or otherwise affected, without any liability on the part of SubLandlord to Sub-Tenant or any other person or any reduction or adjustment in rent payable hereunder. Notwithstanding the foregoing, if the interruption of such services shall continue for more than forty (40) consecutive days from the date of the initial interruption, Sub-Tenant's sole remedy shall be the right to terminate this Sub-Lease.

4. Insurance. Sub-Tenant shall maintain commercial general liability insurance in respect to its occupancy and use of the Sub-Leased Premises, naming the Sub-Landlord and Landlord as additional insureds, which insurance shall be in an amount not less than $2,000,000.00 per occurrence and $5,000,000.00 in the aggregate.

     Sub-Tenant shall maintain at all times all risk personal property insurance, written at replacement cost value and with replacement cost endorsement covering Sub-Tenant's property, the property of Sub-Landlord and the property of the Landlord located in the Sub-Leased Premises and covering loss of income resulting from casualty, which insurance shall name Sub-Landlord or Landlord, as the case may be, as the loss payee with regard to the property of such entity .

     Sub-Tenant shall maintain worker's compensation insurance or similar insurance policy offering statutory coverage and containing statutory limits, which policy shall also provide Employer's Liability Coverage of not less than Five Hundred Thousand Dollars ($500,000.00) per occurrence.

     Sub-Tenant shall require any construction contractor retained by it and approved by SubLandlord and Landlord to perform work on the Sub-Leased Premises to carry and maintain, at no expense to Sub-Landlord, during such time as contractor is working in the Sub-Leased Premises, a commercial general liability insurance policy in an amount not less than $1,000,000 per occurrence and $2,000,000 in the aggregate and worker's compensation insurance or similar insurance in form and amounts required by law.

     At all times throughout the term of this Lease, Sub-Landlord will maintain in effect such insurance as required under Section 9 of the Prime Lease.

5. Mechanics' and Materialmen's Liens and Other Liens. Sub-Tenant shall discharge or bond off, within Ten (10) days after the date it receives notice of filing, any mechanics' or materialmen's liens filed against the Sub-Leased Premises (or Sub-Tenant's interest therein), or any part thereof, purporting to be for work or material furnished or to be furnished to Sub-Tenant, and it will provide Sub-Landlord notice of any such liens within Five (5) days that notice of such is received by Sub-Tenant.

6.       [Intentionally Omitted]

7        Right of Entry.

         a. Access by Sub-Tenant. Sub-Landlord agrees to furnish Sub-Tenant with keys to the exterior doors on the western-side of the building which will allow Sub-Tenant direct access to all portions of the Sub-Leased Premises twenty-four hours a day, seven days a week. Sub-Tenant shall bear any costs associated with the separate zoning of the currently installed security system in the building to cover only the Sub-Leased Premises and upon approval Sub-Tenant shall pay the reasonable costs thereof.

         b. Access by Sub-Landlord, Sub-Landlord, Landlord or their respective agents shall have the right to enter the Sub-Leased Premises at all reasonable times for the purpose of inspection or by reason of the requirements of public authorities; provided, however, SubLandlord or Landlord, as the case may be, shall provide reasonable notice of any such inspections, to the extent possible.

8.    [Intentionally Omitted].

9.    Ownership of Improvements to Sub-leased Premises and Equipment Therein.

          (1) Sub-Tenant agrees that it will not undertake any structural or non-structural alterations of any of the improvements erected upon the Sub-Leased Premises, nor construct any new structures or improvements upon the Sub-Leased Premises, without the prior written consent of Sub-Landlord and Landlord following Sub-Tenant's submission to Sub-Landlord of plans and specifications with respect thereto, which consent shall not be unreasonably withheld by Sub-Landlord and Landlord so long as such alterations will not materially change the character of the existing improvements or weaken or impair the structural integrity or lessen the value of the existing improvements. In all other cases, Sub-Landlord and Landlord's consent shall be given solely within Sub-Landlord and Landord's discretion. Sub-Tenant shall deliver to Sub-Landlord a certificate of occupancy when required by law, as a condition precedent to the use of the improvements for their designated purpose. Upon completion of any new structural improvements, Sub-Tenant shall deliver to Sub-Landlord and Landlord a set of the "as built" plans.

          (2) Sub-Tenant shall maintain the construction site in a neat and orderly manner and shall be responsible, at its sole cost and expense, for removing all construction debris.

          (3) All such work, other than movable furniture or trade fixtures, done by SubTenant upon the Sub-Leased Premises, shall be the property of the Landlord at the termination of this Sub-Lease; provided, however, that Sub-Landlord or Landlord may require Sub-Tenant to remove all or any part of said work at the expiration of this Sub-Lease, in which event such removal shall be done at Sub-Tenant's sole cost and expense. SubTenant shall, at its sole cost and expense, repair any damage to the Sub-Leased Premises and/or the Building caused by such removal or by the removal of this personalty. Notwithstanding the foregoing, Sub-Landlord and Sub-Tenant hereby agree that SubLandlord and Landlord will make a determination of whether any such work must be removed by Sub-Tenant at the time Sub-Landlord and Landlord review the proposed plans and specifications for such work, and such determination shall be binding on Sub-Landlord, Landlord and Sub-Tenant. To the extent that Sub-Landlord and Landlord determine that any offices or laboratories to be constructed by Sub-Tenant could be used by a subsequent subtenant and would not hinder the Landlord's ability to re-lease the Building in the general marketplace for offices and laboratories, Sub-Landlord and Landlord will not require that the same be removed by Sub-Tenant upon the expiration of the Lease Term, which determination will be made by Sub-Landlord or Landlord as an exercise of their unreviewable discretion, as the case may be.

          (4) Any and all laboratory equipment, furniture and other personal property ("Property") contained in the Sub-Leased Premises, and as reflected in the inventory attached hereto as Exhibit G, is the property of the Sub-Landlord or the Landlord as appropriate under the Prime Lease, and while Sub-Tenant is permitted to use such Property during the Term or Extension hereof, such Property may not be removed from the Sub-Premises or otherwise modified or disposed of by the Sub-Tenant without the prior written permission of the Sub-Landlord or the Landlord, as the case may be. If the Property described on Exhibit G is repossessed at any time during the term of this SubLease Sub-Tenant shall have the right to terminate this Sub-Lease Agreement.

          (5) Sub-Landlord shall make improvements set forth in Exhibit H to the SubLeased Premises at its sole cost.

          (6) Sub-Tenant shall make improvements set forth in Exhibit I to the Sub-Leased Premises at its sole cost and expense. Upon substantial completion of all improvement made by Sub-Tenant to the Sub-Leased Premises, Sub-Tenant shall provide Sub-Landlord with a complete and detailed list of all such improvements.

10.  Default by Sub-Tenant and Sub-Landlord's Remedies.

          a. The following may be deemed events of default: (i) Sub-Tenant shall breach the covenant to pay rent by failing to pay rent ten (10) or more days from the date when due; or, (ii) any petition or other proceeding is filed by or against Sub-Tenant under the Federal Bankruptcy Code, as amended, or any proceeding provided by the applicable law of Maryland in the nature of a bankruptcy or for the benefit of creditors which petition is not dismissed within sixty (60) days; or, (iii) Sub-Tenant shall become insolvent-, or, (iv) SubTenant shall make an assignment for the benefit of creditors; or, (v) a rcceiver is appointed for the substantial part of the assets of Sub-Tenant, which appointment is not dismissed within sixty (60) days; or, (vi) the leasehold interest is levied under execution, in which case Sub-Landlord shall have the option to do the following set forth in this Section 10, in addition to and not in limitation of any other remedy permitted by law or by this SubLease.

          b. With the exception of a failure to timely pay rent as set forth in Subsection (a) herein for which there shall be no opportunity to cure, in the event of Sub-Tenant's default and failure to cure said default within twenty (20) days, Sub-Landlord may terminate this Sub-Lease, in which event Sub-Tenant shall immediately surrender the Sub-Leased Premises to Sub-Landlord, but if Sub-Tenant shall fail to do so, Sub-Landlord may, without further notice and without prejudice to any other remedy Sub-Landlord may have for possession or arrearage in rent or damages for breach of contract, enter upon the SubLeased Premises and remove Sub-Tenant and his effects in accordance with applicable laws, if necessary, without being liable to prosecution or any claim for damages, and SubTenant agrees to indemnify Sub-Landlord for all loss and damages which Sub-Landlord may suffer by reason of such termination, whether through inability to relet the SubLeased Premises, or through decrease in rent or otherwise, Sub-Landlord may at his option declare the entire amount of the rent which would become due and payable during the remainder of the term to be immediately due and payable, in which event Sub-Tenant agrees to pay the same at once, together with all rents and additional rents due to SubLandlord.

          c. Such payments shall not constitute a penalty or forfeiture or liquidated damages, but shall merely constitute payments in advance of the rent for the remainder of the term.

          d. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided by this Sub-Lease or by law. If Sub-Landlord shall incur any expense including, but not limited to, reasonable attorneys' fees and costs, as the result of Sub-Tenant's breach of any covenant or term of this Sub-Lease, the amounts so incurred shall be payable to Sub-Landlord as additional rent by Sub-Tenant.

11. Sub-Tenant's Remedies for Sub-Landlord's Default. In the event of a breach of this SubLease by Sub-Landlord, and Sub-Landiord's failure to cure such breach within twenty (20) days, Sub-Tenant shall have the right to file an action for damages or specific performance at law or equity in a court of competent jurisdiction in Howard County, Maryland, and if Sub-Tenant prevails, whether in court or by negotiation or mediation, and Sub-Landlord shall pay all court costs, litigation and mediation expenses and attorney's fees incurred by Sub-Tenant.

12. Loss, Damage, Injury.

     a. No Liability for Sub-Tenant's Property. Sub-Tenant hereby expressly agrees that neither Sub-Landlord nor Landlord shall be liable or responsible in any manner for any damage or destruction to the property of Sub-Tenant or of any other person or entity and/or for injury or death to the person of Sub-Tenant or of any other person or entity directly or indirectly due to any cause whatsoever other than the willful misconduct or negligence of or by Sub-Landlord or Landlord, as the case may be, or their respective contractors, servants, employees, agents, licensees and/or invitees.

     b. Indemnity. Sub-Tenant, Landlord and Sub-Landlord shall each indemnify and hold harmless the other from and against all losses, costs and expenses, settlement payments (if such settlement is approved by the other, which approval shall not be unreasonably withheld or delayed) and all liabilities, damages and/or fines paid, incurred or suffered by the other party: (i) by reason of any breach, violation and/or non-performance by the other or that party's servants, employees, agents, licensees or invitees, of any covenant or provision of this Sub-Lease; (ii) by reason of or arising out of the occupancy or use of the Real Property, or any part thereof, including any claim action, suit or proceeding, threatened, instituted and/or made against the other arising out of or in connection therewith; and/or, (iii) from any other cause whatsoever due to the negligence, or willful misconduct of the other or that party's servants, employees, agents, licensees and/or invitees. This indemnification shall survive the termination or expiration of this SubLease, to the extent permitted by law.

13. Destruction By Fire or.Other Casualty. In the event of partial or total damage or destruction to the Leased Premises by fire, other casualty, or any other cause whatsoever, the terms and conditions of the Prime Lease shall be controlling, and Sub-Tenant's rights thereunder shall be the same as Sub-Landlord's.

14. Recognition of Prime Lease. To the extent not otherwise provided for in this Sub-Lease, Sub-Tenant agrees that this Sub-Lease shall be subject to and subordinate to the terms and conditions of the Prime Lease and any existing or future assignments, liens, mortgages or other encumbrances which Sub-Landlord or Landlord place upon the Leased Premises or Sub-Lcased Premises.

15. Eminent Domain. If the entire Leased Premises, including the Sub-Leased Premises, shall be substantially taken (either temporarily or permanently) for public purposes, or in the event Landlord shall convey or lease the Leased Premises and/or Real Property to any public authority in settlement of a threat of condemnation or taking, the terms and conditions of the Prime Lease shall be controlling, and Sub-Tenant's rights thereunder shall be the same as Sub-Landlord's.

16. Assignment. Sub-Tenant, for itself, its heirs, distributees, personal representatives, legal representatives, successors and assigns, expressly covenants that it shall not further assign, mortgage or encumber this Sub-Lease, nor Sub-Lease or use or permit the Sub-Leased Premises or any part thereof to be used by others, without the prior written consent of Sub-Landlord in each instance, which consent shall not be unreasonably withheld. In the event that Sub-Landlord shall give such consent, Sub-Tenant shall nevertheless remain primarily liable for the termss of this SubLease and shall not be relieved from any liability whatsoever under the Lease. Sub-Tenant shall bear the reasonable legal review costs incurred by Sub-Landlord in connection with such assignment or subleasing. Sub-Tenant may assign this Sub-Lease or sublet all or any portion of the Sub-Leased Premises to another entity which is wholly owned by Sub-Tenant or Sub-Tenant's parent company (each, an "Affiliate") without any further consent from Sub-Landlord, so long as Sub-Tenant nevertheless remains fully liable under this Sub-Lease. In the event that the amount of rent to be paid to Sub-Tenant by an assignee or sublessee is greater than the rent required to be paid by SubTenant to Sub-Landlord pursuant to this Sub-Lease, such excess shall be the property of SubLandlord. Any levy or sale in execution, or any assignment or sale in bankruptcy or insolvency, or the appointment of a receiver or trustee of any of the property of Sub-Tenant by a state or federal court, shall be deemed an assignment within the meaning of this Section.

17. Non-Disturbance. Sub-Landlord agrees not to disturb or in any way interfere with SubTenant's lawful use and enjoyment of the Sub-Leased Premises during the Term hereof, or any Extension of the Tenn. The Sub-Landlord covenants and agrees with the Sub-Tenant that, upon the Sub-Tenant paying the Rent reserved in this Sub-Lease and observing and performing all the tenus, covenants, and conditions of this Sub-Lease on the Sub-Tenant's part to be observed and performed, the Sub-Tenant may peaceably and quietly enjoy the full possession of the Sub-Leased Premises without molestation or hindrance during the term of this Sub-Lease (including any Extension period), in accordance with the terms, covenants, and conditions of this Sub-Lease and Sub-Tenant's use and enjoyment of the Premises will not be disturbed. Sub-Tenant acknowledges that this agreement by Sub-Landlord, as set forth in Section 17, in no way limits or affects Landlord's rights under the Prime Lease, including the right to terminate same and thereby ten-ninate this Sub-Lease. Sub-Landlord agrees that the foregoing in no way limits any cause of action Sub-Tenant may have against Sub-Landlord for a breach of this Section 17.

18. Notices. All notices, demands and requests required under this Sub-Lease shall be in writing and shall be mailed by United States registered or certified mail, return receipt requested, postage prepaid, or by Federal Express or other nationally recognized overnight courier service, or hand-delivered with a receipt and addressed (1) if to Landlord, c/o Manekin Corporation, 7165 Columbia Gateway Drive, Columbia, Maryland 21046, Attn.: General Counsel, with a copy to Ann Clary Gordon, Esquire, c/o Shapiro and Olander, 36 S. Charles Street, Baltimore, Maryland 21201 or (ii) if to Sub-Landlord, at the Leased Premises, to Dr. Edwin Quattlebaum, President/CEO, with a copy to William P. Cook, Esquire, c/o Borinsky; Ramsey & Cook, LLC, Suite 250, 10420 Little Patuxent Parkway, Columbia, Maryland 21044, and (iii) if to Sub-Tenant to Dr. Michael Brennan, President/CEO, at the Sub-Leased Premises. All notices delivered in the foregoing manner shall be deemed delivered on the date the return receipt is executed or the date the recipient refuses delivery. Notwithstanding the foregoing, all rental payments and other charge due under this Sub-Lease shall be delivered to Sub-Landlord at the address of SubLandlord set forth above,
Attn.: Accounting Department. Any of such entities may designate a change of address by written notice to the others.

19. Estoppel Certificates. Each party agrees to any time and from time to time upon not less than five (5) business days prior notice by the other party to execute, acknowledge and deliver to the requesting party a statement in writing certifying that this Sub-Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the Rent and other charges have been paid in advance, if any, and stating whether or not, to the best knowledge or the signer of such certificate, the requesting party is in breach and/or default in performance of any covenant, agreement or condition contained in the Sub-Lease and, if so, specifying each such breach and/or default in performance of any covenant, agreement or condition contained in this Sub-Lease and, if so, specifying each such breach and/or default of which the signer may have knowledge. Such statement delivered hereunder may be relied upon by any party not a party to this Sub-Lease.

20. Attornment. Sub-Tenant agrees that upon any termination of Sub-Landlord's or Landlord's interest in the Leased Premises, Sub-Tenant shall, upon request, attorn to the holder of the Sub-Landlord's interest in the Leased Premises (the "Successor") and to all subsequent Successors (provided that such Successor enters into a non-disturbance agreement in form reasonably acceptable to Sub-Tenant and the Successor) and shall pay to the Successor all rents and other monies required to be paid by the Sub-Tenant, hereunder and perform all of the other covenants, agreements, provisions, conditions, obligations and/or duties of Sub-Tenant contained in this Sub-Lease.

21. Severability and Enforceability. If any term or provision of this Sub-Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Sub-Lease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Sub-Lease shall be valid and enforceable to the fullest extent permitted by law.

22. Recordation. Sub-Tenant covenants that if at any time any mortgagee of Landlord's interest in the Leased Premises, any trustee or beneficiary under a deed of trust constituting a lien upon the Building of which deed of trust Landlord is grantor, or a landlord of Landlord in respect of the real property upon which the Building is situated, shall require the recordation of this SubLease, or if any recordation is required by Sub-Landlord or its assigns, or if the recordation of this Lease shall be required by any valid governmental order, or if any governmental authority having jurisdiction in the matter shall assess and be entitled to collect transfer taxes or documentary stamp taxes, or both such taxes on this Sub-Lease, Sub-Tenant shall execute such acknowledgments as may be necessary to effect such recordation and whichever party requires such recordation shall pay all recording fees, transfer taxes and documentary stamp taxes payable on, or in connection with, this Sub-Lease or such recordation.

23. Successors and Assigns. The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord, Sub-Landlord and Sub-Tenant and their respective heirs, distributees, executors, administrators, successors, personal and legal representatives and their permitted assigns. The Bank and MIDFA shall have no liability under this Sub-Lease unless they
expressly,   and  in  writing,  assume  Sub-Landlord's   agreements  under  this
Sub-Lease.

24. Commissions and Fees. Except as provided in the Prime Lease, each party shall be solely responsible for their own commissions and fees, including, but not limited, to real estate brokers and attomeys, for which that party has contracted and neither party shall be responsible for any commissions or fees which arise through or from any third party in respect to this transaction and the parties agree to hold harmless and indemnify the other in respect to all such fees and commissions.

25.   Termination of Sub-Lease.

      a. Termination of Tenancy_- The Sub-Lease created hereunder shall terminate by its own terms on April 30, 2001, unless extended in writing and agreed to by the parties as otherwise set forth herein. No act or thing done by Sub-Landlord shall be deemed to be an acceptance of a surrender of the Sub Leased Premises unless and until Sub-Landlord shall execute a written release of Sub-Tenant. Sub-Tenant's liability hereunder shall not be terminated by the execution of a new sub-lease of the Sub-Leased Premises by SubLandlord, regardless of the term of such new lease.

      b. Surrender of Premises. Upon termination of the Sub-Lease, Sub-Tenant shall have the right to remove its personal property and equipment, agreed to and identified by the parties and Landlord during a pre-surrender inspection of the Sub-Leased Premises seventy-two (72) hours prior to surrender of the Sub-Leased Premises by Sub-Tenant. SubTenant shall repair any surfaces damaged from the removal of any of its said property, and surrender the Sub-Leased Premises broom clean and ready for occupancy.

      c. Holding Over. If Sub-Tenant holds possession of the Sub-Leased Premises after termination of this Sub-Lease without Sub-Landlord's written consent, Sub-Tenant shall become a Sub-Landlord from month-to-month at double the rent payable during the final year of the Term or any Extension hereof and upon all other terms herein specified and shall continue to be such Sub-Landlord from month-to-month until such tenancy shall be terminated by either party giving the other written notice of at least thirty (30 ) days of its intention to terminate such tenancy. Nothing contained in this Sub-Lease nor this Subsection c. specifically, shall be construed as consent by the Sub-Landlord to the occupancy or possession of the Sub-Leased Premises by Sub-Tenant after termination of this Sub-Lease. Upon termination of this Sub-Lease, Sub-Landlord shall be entitled to the benefit of all public general or public local laws relating to the speedy recovery of the possession of lands and tenements held over by Sub-Landlords, that may now or hereafter be in force.

26. Governing Law. This Sub-Lease shall be governed by and construed in accordance with the laws, ordinance and regulations of the state of Maryland.

27. Third Party-Beneficiaries. Nothing contained in this Sub-Lease shall be construed so as to confer upon any other party the rights of a third party beneficiary, other than those provided for herein.

28. Complete Agreement.. This writing is intended by the parties as a final expression of their agreement and is a complete and exclusive statement of its terms, and all negotiations, considerations, and representations between the parties are incorporated. No course of prior dealings between the parties or their affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Sub-Lease. Acceptance of, or acquiescence to, a course of performance rendered under this Sub-Lease or any prior agreement between the parties or their affiliates shall not be relevant or admissible to determine the meaning of any of the terms or covenants of this Sub-Lease. Other than as specifically set forth in this Sub-Lease, no representations, understandings, or agreements have been made or relied upon in the making of this Sub-Lease.

29. Modification. This Sub-Lease can only be modified in writing, signed by each of the parties or their agents. Copies of any modification(s) to this Sub-Lease shall be provided to Landlord, Bank and MIDFA.

30. Captions. All headings anywhere contained in this Sub-l,ease are intended for convenience of reference only and are not to be deemed or taken as a summary of the provisions to which they pertain or as a construction thereof.

31. Waiver of Jury Trial. Sub-Landlord and Sub-Tenant desire a prompt resolution of any litigation between them with respect to this Sub-Lease. To that end, Sub-Landlord and Sub-Tenant waive trial by jury in any action , suit, proceeding and/or counterclaim brought by either against the other on any matters whatsoever arising out of or in any way connected with this Sub-Lease, the relationship of Sub-Landlord and Sub-Tenant, Sub-Tenant's use or occupancy of the Sub-Leased Premises, any claim of injury or damage and/or any statutory remedy. This waiver is knowingly, intentionally and voluntarily made by Sub-Tenant. Sub-Tenant acknowledges that neither Sub-Landlord nor any person acting on behalf of Sub-Landlord has made any representations of fact to induce this waiver of trial by jury or in any way to modify or nullify its effect. Sub-Tenant further acknowledges that it has been represented (or has had the opportunity to be represented) in the signing of this Sub-Lease and the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel. Sub-Tenant further acknowledges that it has read and understands the meaning and ramifications of this waiver of jury trial.

32. Gender. As used in this Lease: (1) the masculine shall be deemed to include the feminine and neuter and vice-versa; and (2) the singular shall be deemed to include the plural and vice-versa.

33. Authority. Sub-Tenant warrants to Sub-Landlord that Sub-Tenant is a corporation organized and validly existing in good standing under the laws of the State of Delaware and qualified to transact business in the Sate of Maryland. In addition, Sub-Tenant warrants to Sub-Landlord that this Lease has been properly authorized and executed by Sub-Tenant and is binding upon SubTenant in accordance with its terms. Sub-Tenant's resident agent's name and address in the State of Maryland is: The Corporation Trust, 32 South Street, Baltimore, Maryland 21202.

34. Force Majeure. In the event that either party hereto shall be delayed or hindered in or prevented. by reason of weather, strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection. war, Acts of God or other reason of a like nature (excluding lack of funds) not the fault of the party delayed from performing work or doing any act required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period of the performance of any such act shall be extended for a period equivalent to the period of such delay. The party so delayed shall give prompt notice thereof to the other party. The provisions of this Section 34 shall not operate to excuse SubTenant from prompt payment of rent, additional rent or any otlier payments required by the terms of this Lease.

                       [SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties affix their hands and seals on the day and year first above written.



SUB-TENANT:

GENE LOGIC, INC.



_________________                   _________________________(SEAL)
Date                                By: Michael Brennan, PhD
                                    President and Chief Executive Officer


SUB-LANDLORD:

CROP GENETICS INTERNATIONAL CORPORATION/ biosys, INC.


________________                    __________________________(SEAL)
Date                                By:  Michael Thomas
                                    Vice President and Chief Financial Officer
                                    CROP GENETICS INTERNATIONAL CORPORATION

_______________                     __________________________(SEAL)
Date                                By:  Michael Thomas
                                    Vice President and Chief Financial Officer
                                    biosys, inc.

Landlord signs below for the sole purpose of acknowledging its consent to the above SubLease to Gene Logic, Inc. upon the express condition that such consent shall not be deemed a waiver or relinquishment of the covenant against any future assignment or subletting of the Prime Lease by Sub-Landlord, or of this Sub-Lease by Gene Logic, Inc., nor shall such consent in any way be construed as releasing Sub-Landlord from the full performance of its obligations under the Prime Lease.



LANDLORD: M.O.R. XVIII ASSOCIATES LIMITED PARTNERSHIP


________________                    __________________________(SEAL)
Date                                By:  RA & DM, Inc.

                                Site Plan Drawing
                                    Exhibit A

                                 LEASE AGREEMENT


         THIS AGREEMENT OF LEASE is made this 1st day of October, 1992, by and between M.O.R. XVIII ASSOCIATES LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Maryland (hereinafter referred to as "Landlord"), and CROP GENETICS INTERNATIONAL CORPORATION, a Delaware corporation (hereinafter referred to as "Tenant").

         WITNESSETH, that the parties hereby covenant, promise and agree as follows:

     1.   Leased Premises.

          (a) Landlord is the owner of a building containing approximately 75,500 square feet (the 'Building') constructed on land leased by Landlord and designated as Parcel M-2 (the 'Land') on the Plat entitled, "Parcels M-2 and M-3, A Resubdivision of Parcel M-1, Plat No. 5194", which plat is recorded among the Land Records of Howard County, Maryland as Plat No. 5693. The Land contains approximately 11 acres, is located at 10150 Columbia Road in the Rivers Corporate Park (the "Park",) in Howard County, Maryland (the "County"), and is more particularly shown on Exhibit A attached hereto incorporated by reference herein and initialed by the parties. The Land, the Building, the easements and rights appurtenant thereto (including those established by certain declarations of covenants recorded prior hereto among the Land Records of the County) , and the sidewalks, areaways, parking areas, driveways, loading. areas, gardens and lawns surrounding the Building and located on the Land are collectively hereinafter called 'Leased Premises'. Landlord does hereby lease unto Tenant, and Tenant does hereby rent from Landlord, the Leased Premises for the 'Lease Term' (as hereinafter defined). See Rider No. 2 Expansion Option, Rider No. 3 - Right of First Offer, and Rider No. 4
          - Right of First Refusal (Expansion Parcel).

          (b)  The  Leased  Premises  shall be  delivered  to Tenant in  "AS-IS"
          condition. The Leased Premises shall include all furniture, telephones, equipment procedure manuals and all phone, security and energy management systems now located therein (collectively, the 'Equipment and Furnishings'). Landlord acknowledges that Tenant plans extensive renovations to the Leased Premises which are being designed now, all of which shall be performed by Tenant, at Tenant's sole cost and expense. All improvements to be made by Tenant to the Leased Premises shall be made in accordance with Section 6 below. Landlord shall be given the opportunity to submit a bid to Tenant for the construction of such improvements. If Landlord is awarded the contract to perform such improvements, the Leased Premises shall be thoroughly cleaned by Landlord, at Landlord's sole cost and expense, prior to Tenant's move-in.

     2. Term.This Lease shall be for a term (the 'Lease Term") commencing on September 1, 1992 (the "Comencement Date") and terminating at 11:59 p.m. on November 30, 2004, unless otherwise extended or terminated in accordance with the provisions hereof. See Rider No. 5 - Renewal Option and Rider No. 6 Cancellation Option.

          Each respective period of twelve (12) successive calendar months during the _________________of shall be hereinafter referred to-as the lease year. The first lease year, however, will be comprised of the of the period from the Commencement Date until November 30, 1993, so that each lease year thereafter will commence on December 1.

          The Occupancy Date, shall be that date on which the first of the following events occurs: (a) the date on which the Leased Premises are ready for occupancy' as hereinafter defined, (b) the date on which Tenant shall take possession or occupy all or any portion of the Leased Premises (other than occupying the Leased December 1, 1992. The Leased Premises shall be deemed "ready for occupancy" on that date on which the initial renovations to be made by Tenant on the Leased Premises (the "Renovations") shall have been substantially completed and, if required, a use and occupancy permit shall ha-,e been issued for the Leased Premises by the County. If the Renovations are performed by Landlord, such use and occupancy permit, if required, shall be obtained by Landlord.

          Not withstanding the provisions of the immediately preceding paragraph, the parties hereby agree that if Landlord is hired by Tenant to perform the Renovations and Landlord, for reasons within its reasonable control, fails to substantially complete the Renovations by the projected completion date as set forth on a construction schedule to be agreed upon by Landlord and Tenant in writing (the "Construction Schedule"), then, to the extent that such delay is attributable to Landlord, the date of December 1, 1992 set forth above shall be postponed by one (1) day for each day that elapses between the projected completion date (as set forth on the Construction Schedule) and the actual date of substantial completion. The parties hereby specifically acknowledge that no delay caused by Tenant or by any subcontractor specifically requested by Tenant, or resulting from any other cause not within Landlord's reasonable control, will be deemed a delay attributable to Landlord.

          On the Occupancy Date or such later date as Landlord may request, Tenant shall promptly enter into a supplementary written agreement in such form as is reasonably acceptable to Landlord and Tenant, thereby specifying such date.

          Notwithstanding the Commencement Date of September 1, 1992, Landlord hereby agrees that Tenant may enter the Leased Premises prior to the Commencement Date for purposes of inspecting the Leased Premises. Tenant's entry into the Leased Premises prior to the Commencement Date shall be at its own risk and subject to the provisions of Section 12 below. Tenant further agrees that prior to Tenant's entry into the Leased Premises, Tenant shall provide evidence to Landlord that the insurance described in
     Section 9 below is in full force and effect.

     3 Use. Landlord and Tenant expressly agree that the Leased Premises shall be used or occupied by Tenant for any lawful purpose, as the same may be limited by applicable zoning codes and all covenants and other restrictions to which the Leased Premises are subject.

          Tenant further warrants that it has received and reviewed a copy of the covenants and restrictions affecting the use of the Leased Premises as set forth on Exhibit E to this Lease, and agrees to abide by all such covenants and restrictions.

     4. Basic Annual Rent. Commencing ninety (90) days after the occupancy Date (the "Rent Commencement Date",) it being understood and agreed that Tenant may use and occupy the Leased Premises until ninety ( 90) days after the Occupancy Date (the "Free Rent Period") without the obligation to pay Basic Annual Rent, Tenant shall pay to Landlord during the Lease Term "Basic Annual Rent" in the amounts and with respect to the time periods set forth below.

                              Basic Annual Rent            Monthly Installment

Free Rent Period ..........         -0-                          -0-

Rent Commencement Date -
  2nd Lease Year .......... $   517,930.00$                  43,160.83

3rd - 7th Lease Years .....     653,075.00                   54,422.92

8th - 12th Lease Years ....     868,250.00                   72,354.17


Basic Annual Rent shall be payable in equal monthly installment, as set forth above, without any deductions or set-offs, and without demand, in advance on the twenty-fifth (25th) day of each and every month preceding the month for which payment is applicable (e.g., April's rent is due on or before March 25) during the Lease Term provided, however, that if the Rent Commencement Date shall occur on a day other than the first day of a month, Tenant shall pay on the Rent Commencement Date for the fractional part of such month, a prorated amount of one month's rent. Although Tenant may use and enjoy the Leased Premises during the Free Rent Period without the obligation to pay Basic Annual Rent, Tenant shall otherwise observe, perform and obey all other provisions of the Lease on its part to observer perform and obey during such period, including by way of example, payments of all sums deemed additional rent, except that Landlord shall pay all Taxes and Insurance applicable to the Leased Premises for the period prior to the Occupancy Date.

          4.1. Definitions - . For purposes of this Lease, the following meanings or definitions shall apply

               (a) "Rentable Area of the Leased Premises: shall, for all purposes of this Lease, be deemed to be an agreed 75,500 square feet. Tenant shall have the right to review the square footage calculation of Landlord's architect or engineer and/or to perform a field measurement to verify the same, but the Basic Annual Rent shall in no event be adjusted if Tenant determines the actual square footage of the Building to be different from 75,500.

               (b) "Taxes" shall mean any present or future federal, state, municipal, local and/or any other taxes (including gross receipts or business license taxes), assessments, levies, benefit charges and/or other governmental or private impositions (including business park charges and dues) , levied, assessed and/or agreed to be imposed upon the Real Property or any part or parts of said Real Property, or upon the rent due and payable hereunder, whether or not now customary or within the contemplation of the parties hereto and regardless of whether the same shall be extraordinary or ordinary, general or special, foreseen or unforeseen, or similar to any of the foregoing but shall not include any inheritance, estate, succession, income, excise, capital, profits or franchise tax, provided, however, if at any time during the Lease Term or any extension thereof the method of taxation prevailing at the commencement of the term shall be altered or eliminated so as to cause the whole or any part of the items listed in the first sentence of this subsection (b) to be replaced by a levy, assessment or imposition, wholly or partly as a capital levy, or otherwise, on the rents or income (provided the tax on such income is not a tax levied on taxable income generally) received from the Real Property, wholly or partly in place of an imposition on or as a substitute for, or in place of, taxes in the nature of real estate taxes issued against the Real Property, then the charge to Landlord resulting from such altered or replacement method of taxation shall be deemed to be within the definition of "Taxes". All reasonable expenses incurred by Landlord (including attorneys, fees and costs) in contesting any increase in the assessment of the Real Property shall be included as an item of Taxes for the purpose of computing additional rent due hereunder.

               (c) "Real Property" shall mean the Land, the Building, and all fixtures, equipment and _____________ upon said Land, which have been provided by the Landlord and shall include the sidewalks, areaways, parking areas, loading areas, gardens and lawns of the Leased Premises.

               (d) "Insurance" shall mean insurance covering the Building, the Real Property, and the equipment, fixtures and other improvements installed and/or owned by Landlord and used in connection with the Building and/or the Real Property and/or all alterations, rebuilding, replacement and additions thereto, insuring the same against loss or damage by fire, vandalism, malicious mischief, sprinkler leakage (if sprinklered) and such other hazards, casualties, risks and contingencies not covered by or that may hereafter be considered as included within, the standard all-perils, casualty insurance policy. Insurance shall include insurance for loss of rent for one (1) year arising out of any of the occurrences covered by such insurance. Such casualty insurance shall be carried in an amount at least equal to the Full Insurable Value thereof. The term 'Full Insurable Value, shall mean actual replacement costs of the Building (exclusive of the costs of excavation, foundations and footings below the lowest basement floor). It shall be the obligation of Tenant at Tenant's expense to have such "Full Insurable Value", appraised annually to the end that the insurance shall be kept current

               (e ) "Term" or "Lease Term" shall mean the initial lease term and a11 renewals or extensions thereof.

               (f) "Deed of Trust" shall mean the deed of trust or mortgage securing Landlord's original, interim, and/or permanent financing for the Leased Premises.

          4.2. Rent Adjustment -Taxes. Tenant shall pay to Landlord as additional rent the dollar amount of all Taxes levied or assessed during the Lease Term beginning on the Occupancy Date, against the Land, the Building, or the Leased Premises. Landlord shall give Tenant prompt notice of any proposed increase in Taxes and Tenant shall be entitled, at its on expense, and through its own counsel, to participate with Landlord or independently to contest or oppose any such increase. Landlord shall cooperate with Tenant as may be reasonably required in any such contest. All refunds of Taxes attributable to the Lease Term and which have been paid by Tenant shall belong to Tenant. As of the date of this Lease, the tax year is a fiscal year commencing July 1. If the appropriate authorities shall hereafter change the tax year to a calendar year, or to a fiscal year commencing on a date other than July 1, appropriate adjustments shall be made in the computation of any additional rent due hereunder.

          4.3. Insurance. Throughout the Lease Term beginning on the Occupancy Date, Tenant shall obtain on behalf of Landlord the Insurance described in Section 4.1(d) and shall promptly furnish a copy or certificate of same to Landlord. Until the Occupancy Date, the Insurance described in Section 4.1(d) shall be maintained by Landlord, at its sole cost and expense.

               Tenant covenant s to obtain and keep the Insurance in full force and effect during the Lease Term, with a duly licensed and reputable insurance company with a rating at least equal to that customarily required by reputable institutional type first mortgagees. Both parties shall be named as insureds under the policy providing the Insurance as their respective interests may appear. The policy providing the Insurance shall require payment of the premium therefor not more frequently than semi-annually and shall provide for at least thirty (30) days prior written notice to the insureds in the event of modification or cancellation of such policy. A certificate of insurance shall be _______ to Landlord at the inception of ___________________ thereof. Landlord and Tenant hereby mutually waive all claims for recovery from the other for any loss or damage to any of Landlord's property or Tenant's property insured under valid and collectible insurance policies to the extent of any recovery for loss insured thereunder and, to that end, the parties agree to a mutual subrogation clause to be inserted or endorsed on each policy setting forth that the insurance shall not be invalidated in the event that the insured should waive in writing prior to any loss, any or all right of recovery against the other party for any insured loss.

               In the event Tenant shall fail to obtain such Insurance, Tenant shall pay to Landlord, as additional rent during each lease year of the Term in which Tenant fails to obtain such Insurance, the dollar amount of premiums for Insurance on the Leased Premises.

          4.4. Utilities. Tenant shall pay on a timely basis to the appropriate utility or other supplier, all charges for gas, steam, electricity, light, heat, power, telephone, water, metered or unmetered sprinkler, sewerage and all other utility and communication services, used, rendered and/or supplied upon or in connection with the Leased
          Premises during the Lease Term. Upon request, Tenant shall promptly furnish Landlord with copies of all paid receipts for such utilities charges. Notwithstanding the foregoing, until the Occupancy Date, Landlord shall be responsible for paying utilities up to a total amount of Two Thousand one Hundred Dollars ($2,100.00) per month, and to the extent that the total cost of utilities in any calendar monrkf (or, with respect to any partial month, the applicable prorata share) during such period exceeds such amount, Tenant shall be responsible for paying only such excess amount.

          4.5. Payments. All payments or installments of any rent hereunder other than Basic Annual Rent and all sums whatsoever due under this Lease (including reasonable attorneys' fees) shall be deemed additional rent and shall be paid to Landlord at the address designated for notice to Landlord herein, or as otherwise designated by Landlord, and if any installment of Basic Annual Rent is not paid within 5 days of the date when due, it shall bear a late charge equal to Three Hundred Dollars ($300-00) for each day such sum is in arrears, and if any installment of additional rent is not paid within 5 days of the date when due, it shall bear interest at the rate of eighteen percent (18t) per annum, for each day such sum is in arrears, in consideration of Landlord's additional expense caused by such failure to pay, which late charge or interest as applicable, shall be payable without demand simultaneously with the rent arrearage. Time is of the essence in this Lease with respect to Tenant's monetary obligations hereunder. Unless otherwise provided, any such additional rent shall be due within thirty (30) days after the Landlord has submitted a written statement to Tenant showing the amount due. Such obligations shall survive the expiration or sooner termination of this Lease. Any such statements shall be accompanied by a copy of the bill or other invoice for such charge.

 5. Requirements of Law. Tenant shall, at the sole cost and expense of Tenant, observe and comply with all laws, requirements, rules, orders, ordinances and regulations of any governmental, quasi-governmental entity or of the local Board of Fire Underwriters applicable to any portion of the Leased Premises. 6. Tenant's Improvements.

     (a) Tenant agrees that it will not undertake any structural or non-structural alterations of any of the improvements ___________after erected upon the Leased Premises,__________ not construct any new structures or improvements upon the Leased Premises, without the prior written consent of Landlord following Tenant's submission to Landlord of plans and specifications with respect thereto, which consent shall not be unreasonably withheld by Landlord so long as such alterations will not materially change the character of the existing improvements or weaken or impair the structural integrity or lessen the value of the existing improvements. In all other cases, Landlord's consent shall be given solely within Landlord's discretion. Landlord shall approve or disapprove such plans within seven (7) business days of the date the same are submitted to Landlord by Tenant, and, if not approved or disapproved within such time period, such plans submitted to Landlord by Tenant shall be deemed approved. With respect to any major improvements to be constructed by Tenant, including the Renovations, Tenant shall, initially, be required to submit only preliminary plans to Landlord, and if such preliminary plans are approved by Landlord as described above, then construction drawings shall be prepared by Tenant and submitted to Landlord for Landlord's review. and approval in accordance with the foregoing provisions prior to Tenant beginning such work. Interior changes which are decorative only (e.g., repainting and recarpeting) shall not require Landlord's prior consent. Regardless of -whether Landlord's prior consent for any work is required, Tenant shall give Landlord notice of any change, alteration, addition, enlargement or improvement and copies of plans and specifications therefor prior to commencing any work thereon. All work to be done by Tenant to or in the Leased Premises shall be done by contractors or mechanics approved by Landlord. All work with respect to which neither Landlord nor Manekin Corporation is the general contractor shall be performed under the general supervision of Landlord for which Landlord shall be paid a reasonable supervisory fee which, with respect to all major improvements (including the Renovations) , shall be equal to $80.00 for each hour of supervision performed by Landlord.

     (b) Subject to the limitations contained in the foregoing Section 6(a) Tenant may, at any time during the term of this Lease, at Tenant's own cost and expense, make or permit to be made any alteration, change or addition of, in or to the Leased Premises or any part thereof or any building or improvement which may hereafter be erected thereon, subject, however, to the following conditions, each of which must be fully observed and performed by Tenant before the commencement of any work Whatsoever

          (i) That there is no existing and unremedied default on the part of Tenant, of which Tenant has received notice, under the terms, covenants and conditions herein on the part of Tenant to be observed and performed.

          (ii) That Tenant shall covenant that the same shall be performed with diligence and in a first-class, workmanlike manner.

          (iii)That neither the interest of the Landlord nor the interest of the holder of the Deed of Trust nor the Leased Premises nor any building in or improvement on, under, or above the Leased Premises shall then be the subject of any charge , liability, claim, or lien of whatsoever kind or nature by reason of work undertaken by Tenant.

          (iv) That if under the provision of any insurance policies required to be provided and maintained hereunder, any consent to any alteration, change or addition by the insured therein shall be required to continue and keep such policies in full force and effect, Tenant shall obtain such consents and pay any premiums or charges that may be incurred therefor.

          (v) Tenant shall covenant that in the__________ of the then existing structures ________ construction of any one building, it will comply wall applicable requirements of the Building Code of the County and with all other applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction thereof and of the local Board of Fire Under-o or of any similar body.

          (vi) Tenant shall procure all necessary permits for the alteration of the then existing structures and for the construction of the new improvements and shall deliver to Landlord a certificate of occupancy when required by law, as a condition precedent to the use of the improvements, Tenant shall deliver to Landlord a set of the "as built" plans.

          (vii)Tenant shall maintain the construction site in a neat and orderly manner and shall be responsible, at its sole cost and expense, for removing all construction debris.

     (c) All such work, other than movable furniture or trade fixtures, done by Tenant upon the Leased Premises, shall be the property of the Landlord at the termination of this Lease; provided, however, that Landlord may require Tenant to remove all or any part of said work at the expiration of this Lease, in which event such removal shall be done at Tenant's sole cost and expense. Tenant shall, at its sole cost and expense, repair any damage to the Leased Premises and/or the Building caused by such removal or by the removal of its personalty. Notwithstanding the foregoing, Landlord and Tenant hereby agree that Landlord will make a determination of whether any such work must be removed by Tenant at the time Landlord reviews the proposed plans and specifications for such work, and such determination shall be binding on Landlord and Tenant. To the extent that Landlord determines that any offices or laboratories to be constructed by Tenant could be used by a subsequent tenant and would not hinder the Landlord's ability to re-lease the Building in the general marketplace for offices and laboratories, Landlord will not require that the same be removed by Tenant upon the expiration of the Lease Term.

7.   Condition of Premises.

     (a) Except as specifically set forth in subparagraph( b) below, Tenant shall at all times during the Lease Term take good care of and keep the Leased Premises and the improvements, fixtures, equipment and appurtenances therein (including, but not limited to, walls, windows, doors, pipes, plumbing, water and sewer connections, heating and air conditioning equipment and machinery, and electrical works of the Building) , in good order and condition, and, at Tenant's sole cost and expense, shall make all necessary repairs thereto, which repairs shall be in quality and class at least equal to the original work. Tenant shall not commit or suffer any waste of the Leased Premises and will assume responsibility for all maintenance and repair, regardless of the nature, pertaining to the heating and/or air conditioning equipment. Tenant further will obtain and maintain during the term hereof, and any extension or renewal thereof, a full service contract on such equipment reasonably acceptable to Landlord providing at least the services specified on Exhibit B hereto. At the expiration of the Lease Term, or at the sooner termination of this Lease as herein provided, Tenant shall deliver up the Leased Premises (including all Equipment and Furnishings, except as set forth below) in the same good order and condition, reasonable wear and tear and damage by casualty excepted, as at the beginning of the tenancy, broom clean and (subject to the provisions of the preceding Section hereof) Tenant shall remove all of its property and/or property maintained and/or stored for or on the account of others therefrom prior to such termination.

     (b) Notwithstanding the foregoing, Landlord hereby acknowledges that during the Lease Term, Tenant may desire to replace certain items of the Equipment and Furnishings Accordingly, Landlord hereby agrees that if Tenant's Cancellation Option (as defined in Rider No. 6 below) is not exercised by Tenant and the time period for such exercise has expired, then Tenant may replace any of the items comprising the Equipment and Furnishings, in which event neither the original Equipment and Furnishings nor their replacements need be returned to Landlord upon the expiration of the Lease Term; provided however, that prior to any item or the Equipment and Furnishings being discarded, it shall first be offered to Landlord and discarded only after Landlord elect. in writing not to require Tenant to return the same to Landlord. Any items of Tenant's personalty remaining in the Leased Premises after the termination of the Lease shall be deemed abandoned by Tenant and become the sole property of Landlord. Tenant shall also deliver to Landlord a certification from the company which regularly services the mechanical equipment, which certification shall be based on an inspection conducted within 30 days preceding the termination date of the Lease, stating that all such systems are in good operating order and other wise in substantially the form attached hereto as Exhibit C.

     (c) Landlord, at Tenant's sole cost and expense beginning on the Occupancy Date, shall maintain the grounds and the exterior of the Building (excluding window washing) , including but not limited to maintaining all grass and landscaping, maintaining the driveways, sidewalks and parking areas, keeping the same free of ice, snow and debris, and maintaining the roof and do-spouts. The cost of the foregoing shall be charged to Tenant at the actual cost to Landlord, plus ten percent (10%). Landlord, at its sole cost and expense, shall maintain and, as required, replace the structural components of the Building (that is, the exterior walls and foundation), and, as and to the extent required, shall replace the roof and repave the parking areas.

     (d) Except as otherwise set forth in this Lease, Landlord shall not be required to furnish any serices or facilities to the Leased Premises and Landlord shall not be required to rebuild any improvements on the Leased Premises or to make any repairs, replacements or renewals of any nature or description to the Leased Premises or any improvement thereon, whether ordinary or extraordinary, foreseen or unforeseen, or to maintain the Leased Premises in any way.

     (e) Notwithstanding the foregoing, Tenant's maintenance obligations under this Lease shall commence upon Tenant's entry into the Leased Premises to begin its Renovations.

8. Conduct on Premises. Tenant shall not do, or permit anything to be done in the Leased Premises, or bring or keep anything therein which will, in any way, increase the rate of fire or other insurance maintained on the Real Property by Landlord, or invalidate or conflict with the fire insurance policies on the Real Property; obstruct or interfere with the rights of Landlord; or interfere with the good order of the Building. Tenant agrees that any increase in fire or other insurance premiums on the Real Property and/or the contents thereof caused by the use or occupancy of Tenant shall, as they occur or accrue, be added to the rent heretofore reserved and be paid as a part thereof; and Landlord shall have all the rights and remedies for the collection of same as are conferred upon Landlord for the collection of rent provided to be paid pursuant to the terms of this Lease.

9. Insurance. At all times during the Lease Term, Tenant, at its sole cost and expense, shall provide and keep in full force and effect a policy of public liability and property damage insurance, naming Landlord and Manekin Coporation, as their interests may appear, as additional insureds, with respect to the __________of Tenant in, on, within, from or connected with the Leased Premises, pursuant to which the limits of liability shall be at least $1,000,000.00 in respect to any one occurrence, and at least $2,000,000.00 as the combined limit of liability, or in such amounts as Landlord may reasonably reqire. Said insurance policy shall contain a clause that the insurer will not cancel or change the insurance without first giving Landlord thirty (30) days prior written notice. Said insurance policy shall be carried with an insurance company approved by Landlord, which approval shall not be unreasonably delayed or withheld, and a certificate of insurance shall be delivered to Landlord at the inception of each policy and renewal thereof.

10. Mechanics' and Materialmen's Liens and Other Liens. Tenant shall discharge, within ten (10) days after the date of filing, any mechanics' or materialmen's liens filed against the Leased Premises (or Tenant's interest therein), or any part thereof, purporting to be for work or material furnished or to be furnished to Tenant. 11. Tenant's Failure to Perform. In the event that Tenant shall fail, after fifteen (15) days written notice from Landlord, to keep the Leased Premises in the state of condition and repair required by this Lease; to do any act; make any payment; and/or perform any term or covenant on Tenant's part required under this Lease, Landlord may (at its option, but without being required to do so) immediately, or at any time thereafter and without notice, perform the same for the account of Tenant (including, but not limited to, entering upon the Leased Premises upon reasonable prior oral notice to Tenant and in the presence of an employee of Tenant, unless such entry is on an emergency basis, to make repairs) . All rights given to Landlord in this Section shall be in addition to any other right or remedy of Landlord herein contained.

12.  Loss, Damage, Iniury.

     (a) Tenant hereby expressly agrees that Landlord shall not be liable or responsible in any manner for any damage or destruction to the property of Tenant or of any other person or entity and/or for injury or death to the person of Tenant or of any other person or entity directly or indirectly due to any cause whatsoever other than the willful misconduct or negligence of Landlord, its contractors, servants, employees, agents, licensees or invitees.

     (b) Tenant shall indemnify and hold harmless Landlord from and against all losses, costs and expenses, settlement payments (if such settlement is approved by Tenant, which approval shall not be unreasonably withheld or delayed) and all liabilities, damages and/or fines paid, incurred or suffered by Landlord: (i) by reason of any breach, violation and/or nonperformance by Tenant and/or Tenant's serants, employees, agents, licensees or invitees, of any covenant or provision of this Lease; (ii) by reason of or arising out of the occupancy or use by Tenant of the Real Property, or any part thereof, including any claim, action, suit or proceeding, threatened, instituted and/or made against Landlord arising out of or in connection therewith; and/or (iii) from any other cause whatsoever due to the negligence, or willful misconduct of Tenant and/or Tenant's contractors, servants, employees, agents, licensees and/or invitees. This indemnification by Tenant shall survive the termination or expiration of this Lease.

13. Destruction--Fire or Other Casualty. In the event of partial or total damage or destruction to the Leased Premises by fire, other casualty, or any other cause whatsoever, then Tenant shall give immediate notice thereof to Landlord and: (a) this Lease shall continue in full force and effect and (b) Landlord shall thereupon cause such damage or destruction to the Leased Premises (excluding Tenant's trade fixtures, moveable furniture and other personalty, to be repaired with reasonable speed at the expense of Landlord, due allowance being made for reasonable delay which may arise by reason of adjustment of logs under insurance policies on the part of Landlord and/or Tenant, and for reasonable delay on account of labor troubles, or any other cause beyond
Landlord's control, and to the extent that the Leased Premises are rendered untenantable, the rent shall proportionately abate. Notwithstanding the foregoing, Tenant may terminate this Lease if the rebuilding period, as estimated by Landlord's architect within 30 days of the date of such destruction,  exceeds  120 days  from the  date of such  notification,  provided
Tenant gives Landlord written notice of such election within 10 days of its receipt of said estimate. If Landlord fails to deliver such estimate to Tenant within such thirty day period, Tenant may terminate this Lease by giving notice to Landlord within fifteen days after Tenant's written request to Landlord of such estimate if either Landlord fails to deliver an estimate during such fifteen day period, or Landlord delivers an estimate within such time period which states an estiated rebuilding period in excess of 120 days.

     Landlord shall have no obligation to rebuild the Leased Premises if the reasonably estimated cost of repair and reconstruction exceeds fifty percent (50%) of the Full Insurable Value of the Leased Premises unless: (i) on the date of such destruction there shall be four (4) or more years remaining in the Lease Term or (ii) within thirty (30) days following the date of such destruction, Tenant, at its option, shall enter into an agreement with Landlord to extend the Lease Term for a period of at least four (4) years from the date of such destruction. If Tenant so elects to extend the Lease Term, Landlord covenants to promptly execute and deliver to Tenant a written agreement evidencing such extension. In the event Tenant elects not to so extend this Lease, Landlord shall have the right to either (i) waive the extension requirement and rebuild the Leased Premises as set forth above, or (ii) terminate the Lease by giving notice of such election to Tenant on or before forty (40) days after the date of such destruction, in which event Landlord shall be entitled to retain all insurance proceeds, except that portion of such insurance proceeds reasonably attributable to any item on or within the Leased Premises which Tenant had a right to remove upon expiration of the Lease Term, or which item was paid for by Tenant rather than Landlord, it being agreed that such portion of the insurance proceeds shall be paid promptly to Tenant.

     Any insurance proceeds made available for reconstruction shall be disbursed in accordance with the Deed of Trust, and, if not held by the beneficiary thereof, shall be placed in a trust escrow account for the benefit of Landlord and Tenant and shall be disbursed as reconstruction proceeds. In the event that there are proceeds remaining from payments made under insurance policies insuring against such damage or destruction - as is set forth in this Section 13, the premiums for which are paid by Tenant in accordance with this Lease and following the application of such proceeds in accordance with the terms of this Lease and/or the Deed of Trust, such balance of proceeds shall be paid promptly to Tenant by Landlord.

14. Eminent Domain. If the entire Leased Premise, shall be substantially taken (either temporarily or permanently) for public purposes, or in the event Landlord shall convey or lease the Real Property to any public authority in settlement of a threat of condemnation or taking, the rent shall be adjusted to the date of such taking or leasing or conveyance, and this Lease shall thereupon terminate. If only a portion of the Leased Premises shall be so taken, leased or condemned, and as a result of such partial taking, Tenant is reasonably able to use the remainder of the Leased Premises for the purposes intended hereunder, the. this Lease shall not terminate but, effective as of the date of such taking, leasing or condemnation, the rent hereunder shall be abated in an amount thereof proportionate to the area of the Leased Premises _______________If following such partial taking Tenant shall not be reasonably able to use the remainder of the Leased Premises for the purposes intended hereunder, then this Lease shall terminate as if the entire Leased Premises had been taken, leased or condemned. In the event of a taking, leasing or condemnation as described in this Section, whether or not there is a termination hereunder, Tenant shall have no claim against Landlord, other than an adjustment of rent, to the.date of taking, leasing or condemnation, and Tenant shall not be entitled to any portion of any amount that may be regarded as damages or paid as a result or in settlement of such proceedings or threat. Not withstanding the foregoing sentence, Tenant shall be entitled to seek an award for its loss of personalty and relocation expenses as a result of such taking.

15. Assigrment. Tenant covenants and agrees that the Leased Premises shall be used and occupied only by Tenant or any permitted sublessees or assigns and only for the Purpose above mentioned, in a careful, safe and proper manner. Tenant, for itself, its heirs, distributees, personal representatives, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this Lease, nor sublease, or use or permit the Leased Premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld. In the event that Landlord shall give such consent, Tenant shall nevertheless remain primarily liable for the terms of this Lease and shall not be relieved from any liability Whatsoever under this Lease. Tenant shall bear the reasonable legal review costs incurred by Landlord in connection with such assignment or subleasing. Any consent by Landlord to an assignment or subletting of this Lease shall not constitute a waiver of the necessity of such consent as to any subsequent assigrment or subletting. Not withstanding the foregoing, Landlord hereby agrees that Tenant may assign this Lease or sublet all or any portion of the Leased Premises to Tenant's parent company or to any company which is wholly owned by Tenant or by Tenant's parent company (each, an "Affiliate") without any further consent from Landlord, so long as Tenant nevertheless remains fully liable under this Lease.

     In the event that the amount of the rent to be paid to Tenant by an assignee or sublessee is greater than the rent required to be paid by Tenant to Landlord pursuant to this Lease, such excess shall be the property of Tenant.

     Any levy or sale in execution, or any assignment or sale in bankruptcy or insolvency, or the appointment of a receiver or trustee of any of the property of Tenant by a state or federal court, shall be deemed an assignment within the meaning of this Section.

     If this Lease be assigned without Landlord's consent, or if the Leased Premises or any part thereof be subleased without Landlord's consent, then if such assignment or subleasing is contrary to the terms of this Lease, (i) all expenses incurred by Landlord in connection therewith, including but not limited to, brokerage fees, costs and expenses incurred by Landlord's agents, servants, independent contractors, and employees, shall be the obligation and shall be immediately paid by Tenant at its sole cost and expense upon the receipt of a statement therefor from Landlord, and (ii) Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant and apply the net amount collected to the rent herein reserved, but no such collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant, or occupant as tenant, or a release of Tenant from the further observance and performance by Tenant of the covenants herein contained.

16.  Defaults

     (a) _______________ shall be deemed a material default by Tenant under this Lease and a substantial breach of this Lease, entitling Landlord to all remedies set forth below or existing at law or in equity:

          (1) The filing of a petition by or against Tenant for debtor relief as defined under the Federal Bankruptcy Code, as now or hereafter amended or supplemented, or for reorganization, arrangement or other rehabilitation within the meaning f the Bankruptcy Code, or the commencement or proceeding for the dissolution or liquidation of Tenant, whether instituted by or against Tenant, or for the receiver or trustee of the property of Tenant, in each case filed by a party other than Tenant, if not bonded or discharged within sixty (60) days following the date of filing; for purposes of this subsection, the word "Tenant" shall include any guarantor of Tenant's obligations under this Lease;

          (2) The making by Tenant of an assignment for the benefit of creditors after notice to Tenant and a ten (10) to day opportunity cure;

          (3) The filing of a tax lien in excess of $50,000 against any property of Tenant located within the Leased Premises after notice to Tenant and a ten (10) day opportunity to cure;

          (4) Tenant's causing or permitting the Leased Premises to be vacant, the abandonment of the Leased Premises by Tenant and/or the cessation by Tenant of active use of the Leased Premises for the purpose specified herein after notice to Tenant and a ten (10) day opportunity to cure, unless Tenant continues to observe all of the obligations and covenants on its part to perform under this Lease (including payment of Basic Annual Rent), maintains the heat throughout the heating season at no less than 50 degrees F, and provides adequate security for the Building;


          (6) Failure of Tenant to make payment of the basic Annual Rent herein reserved, or any part thereof, or any other sum required by the terms of this Lease (including late charges on the foregoing as provided herein) for a period of five (5) days after service of notice by Landlord upon the Tenant that such payment is due (provided, however, that Tenant shall be entitled to such notice and opportunity to cure only two times in any twelve month period, and for the remainder of such 12 month period, Tenant shall be in default for non-payment of rent if any such payment is not made when due);

          (7) A breach by Tenant in the performance of any other term, covenant agreement or condition of this Lease, on the part of Tenant to be performed, for a period of thirty (30) days after service of notice by the Landlord upon the Tenant, unless cure of such default shall reasonably require a longer period of time and Tenant shall have commenced such cure during such thirty (30) day period, and shall thereafter diligently prosecute such cure to completion.


               (b) All rights and remedies of Landlord in this Lease enumerated shall be cumulative, and none shall exclude any other right or remedy, now or hereafter allowed by or available under any statute, ordinance, rule of court, or the common law, either at law or in equity or both. For the purposes of any suit brought or based hereon, this Lease shall be construed to be a divisible contract, to the end that successive actions may be maintained on this Lease as successive periodic sums shall mature hereunder. The failure of Landlord to insist, in any one or more instances upon a strict performance of any of the covenants, terms and conditions of this Lease, or to exercise any right or option herein contained, shall not be construed as a waiver, or , relinquishment for the future, of such covenant, term, condition right or option, but_____________ remain in full force and effect unless the contrary is expressed by Landlord in writing. The receipt by Landlord of rent, with knowledge of the breach of any covenant hereof, shall not be deemed a -waiver of such breach, and no waiver by Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by Landlord.

               (c) In the event of a default of the nature set above, Landlord may, at any time thereafter, at its forth in 16(a) above election, without further notice to Tenant, terminate this and Tenant's right to possession of the Leased Premises, and take possession of the Leased Premises, and remove Tenant, any occupant and any property therefrom, without relinquishing any rights of Landlord against Tenant.

               (d) If Tenant breaches this Lease as set forth above, Tenant shall be obligated to, and shall pay to Landlord a. damages, upon demand and Landlord shall be entitled to recover of and from Tenant 'at the election of Landlord, all expenses ,which shall have been incurred as a result of such breach, including the costs of any proceedings which shall have been necessary in order for Landlord to recover possession of the Leased Premises and the expenses of rerenting the Leased Premises (including, but not limited to, any commissions paid to any real estate agent in connection therewith and actual attorneys' fees incurred at the standard hourly rates for such attorneys); plus, if this Lease is terminated, either:

                    (1) liquidated damages, in an amount which, at the time of such termination is equal to the installments of Basic Annual Rent and the aggregate of all sums payable hereunder as additional rental ( the '"Additional Rental") (for such purpose considering the annual amount of such Additional Rental to be equal to the amount thereof paid in the lease year or annualized portion thereof immediately preceding such default) reserved hereunder, for the period which would otherwise have constituted the unexpired portion of the then current term of this Lease, said amount to be discounted at the rate for U.S. Treasury Bills whose term is approximately of the same duration as the unexpired term of this Lease; or

                    (2) damages (payable in monthly installments, in advance, on the first day of each calendar month following such termination and continuing until the date originally fixed herein for the expiration of the then current term of this Lease) in an amount or amounts equal to the sum of (i) the aggregate expenses (other than Additional Rental) paid by LandLord during the month immediately preceding such calendar month for all such items as, by the terms of this Lease, are required to be paid by Tenant, plus (ii) an amount equal to the amount of the installment of Basic Annual Rent which would have been payable by Tenant hereunder in respect of such calendar month had this Lease and the Lease Term not been so terminated, and (iii) the monthly average of the Additional Rental payable in the lease year or annualized portion thereof immediately preceding such default, over the rents, if any, in fact, collected by Landlord in respect of such calendar month pursuant to either rerenting, or from any existing permitted subleases, and any suit, action or proceeding brought to collect the amount of the deficiency for any calendar month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding.

          (e)  No act or  thing  done  by  Landlord  shall  be  deemed  to be an acceptance of a surrender of the Leased Premises, unless Landlord shal1 execute a written release of Tenant. Tenant's liability hereunder sha11 not be terminated by the execution of a new lease of the Leased Premises by Landlord, regardless of the term of such new lease. Separate actions may be maintained each ___________________ against Tenant to recover the damages due without waiting until the end of the Term of his Lease to determine the aggregate amount of such damages.

17. Acceptance of Leased Premises. Tenant's occupancy of the Leased Premises shall constitute acceptance thereof as complying with all requirements of Tenant and Landlord with respect to the condition, order and repair thereof; provided, however, that if the Renovations are performed by Landlord, then the same shall be subject to a punch-list to be scheduled by Landlord and Tenant upon substantial completion of the Renovations, but prior to Tenant's move-in, and latent defects in such construction of which Tenant gives Landlord written notice within one (1) year after the date on which the Renovations are substantially completed.


18. Access to Premises and Change in Services. Landlord and/or the authorized representative of Landlord or any mortgagee or deed of trust holder shall have the right without abatement of rent, to enter the Leased Premises at any reasonable hour (except in emergencies) to examine the examine and/or to make such repairs improvements and alterations as Landlord and/or such authorized representative shall deem necessary (but Landlord shall not be obligated to do so) for the safety and preservation of the Building, or for any other reasonable purpose whatsoever, including exhibiting the Leased Premises to prospective tenants or purchasers. Tenant shall have access to the Leased Premises seven (7) days a week, twenty-four (24) hours a day throughout the Lease Term.

19. Estoppel Certificates. Each party agrees at any time and from time to time upon not less than five (5) business days prior notice by the other party to execute, acknowledge and deliver to the requesting party a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and the dates to which the rent and other charges have been paid in advance, if any, and stating whether or not, to the best knowledge of the signer of such certificate, the requesting party is in breach and/or default in performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such breach and/or default of which the signer may have knowledge, and any other matters reasonably requested in such estoppel certificate, it being intended that a such statement delivered hereunder may be relied upon by any party not a party to this Lease.

20. Subordination. Subject to Tenant's receipt of a so called non-disturbance agreement, from Landlord's lender, ground lessor, and any other person or entity having an interest in the Real Property, each in a form reasonably acceptable to Tenant and Landlord's lender, ground lessor or any other person or entity having an interest in the Real Property, as the case may be, Tenant accepts this Lease, and the tenancy created hereunder, subject and subordinate to any ground leases, security interests, mortgages, deeds of trust or other financing arrangements now or hereafter a lien upon or affecting the Leased Premises or any part or parts thereof and to any extensions, modifications or amendments thereof
(collectively, the 'Liens') . As to all Liens existing of the date hereof, Landlord hereby agrees to obtain such non-disturbance agreement within thirty
(30) days following the date of this Lease, and if Landlord fails to do so, Tenant may terminate this Lease by so notifying Landlord within five (5) days after the expiration of such thirty (30) day period. Notwithstanding any language in this Lease to the contrary, Tenant may not begin its Renovations in the Leased Premises until the non-disturbance agreement has been obtained, or the date by which Tenant is entitled to terminate the Lease as aforesaid has expired. Tenant shall, at any time hereafter, on request, execute any instruments which may be necessary to subordinate, or render prior Tenant's interest hereunder to such lien and the failure of Tenant to execute any such instruments _______ default hereunder.

21. Attornment. Tenant agrees that upon any termination of Landlord's interest in the Leased Premises Tenant shall, upon request, attorn to the person or entity then holding title to the reversion of the Leased Premises (the
'Successor') and to all subsequent Successors (provided that such Successor enters into a non-disturbance agreement in form reasonably acceptable to Tenant and the Successor) and shall pay to the Successor all rents and other monies required to be paid by the Tenant, hereunder and perform all of the other covenants, agreements, provisions, conditions, obligations and/or duties of Tenant in this Lease contained.

22. Notices. All notices, demands and requests required under this Lease shall be in writing and shall be mailed by United States registered or certified mail, return receipt requested, postage prepaid, or by Federal Express or other nationally recognized overnight courier service, or hand-delivered with a receipt and addressed (i) if to Landlord, c/o Manekin Corporation, 7165 Columbia Gateway Drive, Columbia, Maryland 21046, Attn: General Counsel, with a copy to Ann Clary Gordon, Esquire, c/o Shapiro and Olander, 36 S. Charles Street, Baltimore, Maryland 21201 or (ii) if to Tenant, at the Leased Premises, with a copy to Donald P. McPherson, III, c/o Piper and Marbury, 36 South Charles Street, Baltimore, Maryland 21201. All notices delivered in the foregoing manner shall be deemed delivered on the date the return receipt is executed or the date the recipient refuses delivery. Notwithstanding the foregoing, all rental payments and other charges due under this Lease shall be delivered to Landlord at the address of Landlord set forth above, Attn: Accounting Department. Either party may designate a change of address by written notice to the other party.

23. Landlord's Liability. The term 'Landlord, as used in this Lease means only the owner, the mortgagee, or the trustee or the beneficiary under a deed of trust, as the case may be, for the time being, of the Building (or the owner of a lease of the Building), so that in the event of any transfer of title to Landlord's estate and interest in the Leased Premises, the transferring entity shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder thereafter accruing. It is understood that Landlord on the date hereof is a Maryland limiter partnership, and that no partner, general or limited, of said limited partnership, as it may no- or hereafter be constituted, shall have any personal liability to Tenant and/or any person or entity claiming under, by or through Tenant upon any action, claim, suit or demand brought under or pursuant to the terms and conditions of this Lease and/or arising out of the use or occupancy by Tenant of the Leased
Premises,  other  than  to the  extent  of  Landlord's  interest  in the  Leased
Premises.

24. Separability, Enforceability. If any term or provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law. Notwithstanding any language in this Lease to the contrary, if the Occupancy Date does not occur on or before July 1, 199 3 for any reason within Landlord's reasonable control, this Lease shall terminate automatically and neither party shall have any further liability to the other.

25. Captions. All headings anywhere contained in this Lease are intended for convenience of reference only and are not to be deemed or taken as a summary of the provisions to which they pertain or as a construction thereof.

26. Recordation. Tenant covenants that if at any time any mortgagee of Landlord's interest in the Leased Premises, any trustee or beneficiary under a deed of trust constituting a lien upon the Building of which deed of trust Landlord is grantor, or a landlord of Landlord in respect of the real property upon which the Building is situate, shall require the recordation of this Lease, or if the recordation of this Lease shall be required by any valid governmental order, or if any governmental authority having jurisdiction in the matter shall assess and be entitled collect transfer taxes or documentary stamp taxes, or both such taxes on this Lease, Tenant shall execute such acknowledgements as may be necessary to effect such recordation and whichever party requires such recordation shall pay all recording fees, transfer taxes and documentary stamp taxes payable on, or in connection with, this Lease or such recordation.

27. Successors and Assigns. The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant, and their respective heirs, distributes, executors, administrators, successors, personal and legal representatives and their permitted assigns.

28. Waiver of Jury Trial. Landlord and Tenant desire a prompt resolution of any litigation between them with respect to this Lease. To that end, Landlord and Tenant waive trial by jury in any action, suit, proceeding and/or counterclaim brought by either against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Leased Premises, any claim of injury or damage and/or any statutory remedy. This waiver is knowingly, intentionally and voluntarily made by Tenant. Tenant acknowledges that neither Landlord nor any person acting on behalf of Landlord has made any representations of fact to induce this waiver of trial by jury or in any way to modify or nullify its effect. Tenant further acknowledges that it has been represented (or has had the opportunity to be represented) in the signing of this Lease and the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel. Tenant further acknowledges that it has read and understands the meaning and ramifications of this waiver of jury trial.

29.  Miscellaneous.

     (a) As used in this Lease: (1) the masculine shall be deemed to include the feminine and neuter and vice-versa; and (2) the singular shall be deemed to include the plural and vice-versa.

     (b) This Lease was made in the State of Maryland and shall be governed by and construed in all respects in accordance with the laws of the State of Maryland.


     (c) Tenant covenants and agrees that it shall not inscribe, affix, or otherwise display signs, advertisements or notices in, on, upon or behind any windows or on any door, partition or other part of the interior or exterior of the Building without the prior written consent of Landlord which consent shall not be unreasonably withheld or delayed. If such consent be given by Landlord, any such sign, advertisement, or notice shall be inscribed, painted or affixed by Landlord, or a company approved by Landlord, but the cost of the same shall be charged to and be paid by Tenant, and Tenant agrees to pay the same promptly, on demand. Notwithstanding the foregoing, Landlord hereby agrees that Tenant will have the right, at its sole cost and expense, to display an identification sign on the Building. Such sign shall comply with all applicable building code and zoning requirements, as well as all covenants and other restrictions affecting the Leased Premises.

     (d) Tenant _________ agree that is shall not attach or place awnings, antennas or other projections to -he outside walls or any exterior portion of the Building nor shall any curtains, blinds, shades or screens be attached to or hung in, or used in connection with, any window or door of the Leased Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

     (e)  Tenant,  Tenant's  servants,   agents,   invitees,   employees  and/or
     licensees shall not park on, store on, or otherwise utilize any parking or loading areas on the Real Property, except as shown on Exhibit A.

     (f) Except as otherwise specifically provided in this Lease, no abatement, refund, offset, diminution or reduction of rent, charges or other compensation shall be claimed by or allowed to Tenant, or any person claiming under it, under any circumstances, whether for inconvenience, discomfort, interruption of business, or otherwise, arising from the making of alterations, changes, additions, improvements or repairs to the Building or the Leased Premises, by virtue or because of any present or future governmental laws, ordinances, or for any other cause or reason.

     (g) Landlord covenants and agrees that, upon the payment of the rent herein provided and the performance by Tenant of all the covenants, agreements and provisions hereof on Tenant's part to be kept and performed, Tenant shall have, hold and enjoy the Leased Premises, free from any interference whatsoever by, from or through Landlord or anyone claiming by, from or through Landlord, except as may be otherwise expressly provided herein.

30.  Environmental Assurances.

      (a) Covenants.  Tenant covenants with Landlord:

          (1) that it shall not Generate (as defined below) Hazardous Substances (as defined below) at, to or from the Leased Premises except as specifically set forth on the 1991 Hazardous Waste Report to the U.S. Environmental Protection Agency, a copy of which is attached to this Lease as Exhibit D, and any other materials used in the research, development or production of agricultural biologicals or generated in connection with the normal operations of Tenant's business and only in compliance with all governmental requirements;

          (2) to comply with all obligations imposed by applicable law, and regulations promulgated thereunder, and all other restrictions and regulations upon the Generation of Hazardous Substances at, to or from the Leased Premises;

          (3) to deliver promptly to Landlord true and complete copies of all notices received by Tenant from any governmental authority with respect to the Generation by Tenant of Hazardous Substances (whether or not at, to or from the Leased Premises);

          (4) to complete fully, truthfully and promptly any questionnaires sent by Landlord with respect to Tenant's use of the Leased Premises and Generation of Hazardous Substances;


          (5) to permit entry onto the Leased Premises by Landlord or Landlord's representatives at any reasonable time to verify and monitor Tenant's compliance with its representations, warranties and covenants set forth in this Section;

          (6) to pay to Landlord, as additional rent, the costs incurred by Landlord hereunder, including the costs of such monitoring and verification; and

          (7) to furnish to Landlord, at the expiration of the Lease Term or at the sooner termination of the ease Term as herein provided, a certification to Landlord, equivalent to that provided by Landlord in
          Section 30 (e) , from an environmental - I audit company acceptable to Landlord to the effect that, based upon an inspection conducted by such environmental audit company not more than thirty (30) days prior to the expiration or termination of the Lease Terrn, the Leased Premises are free from Hazardous Substances.

     (b) Tenant's Indemnification. Tenant agrees to indemnify and defend Landlord (with legal counsel reasonably acceptable to Landlord) from and against any costs, fees, or expenses (including, without limitation, environmental assessment, investigation and environmental remediation expenses, third party claims and environmental impairment expenses and reasonable attorneys' fees and expenses) incurred by Landlord in connection with Tenant's Generation of Hazardous Substances at, to or from the Leased Premises or in connection with Tenant's failure to comply with its representations, warranties and, covenants set forth in this Section. This indemnification by Tenant will remain in effect after the termination or expiration of this Lease.

     (c) Definitions. The term "Hazardous Substance" means (i) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (42.U.S.C. 6901 et seq.), as amended from time to time, and regulations promulgated thereunder; (ii) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. 9601 et seq.), as amended from time to time, and regulations promulgated thereunder; (iii) any "oil, petroleum products, and their byproducts" as defined by the Maryland Environment Code Ann. 4411 (3)
     (i) , as amended from time to time, and regulations promulgated thereunder;
     (iv) any "controlled hazardous substance" or "hazardous substance" as defined by the Maryland Environment Code Ann., Title 7, subtitle 2, as amended from time to time, and regulations promulgated thereunder; (v) any "infectious waste", as defined by the Maryland Environment Code Ann. 9-227, as amended from time to time, and regulations promulgated thereunder; (vi) any substance the presence of which on the Real Property is prohibited, regulated or restricted by any law or regulation similar to those set forth in this definition; and (vii) any other substance which by law or regulation requires special handling in its Generation. The term "To Generate" means to use, collect, generate, store, transport, treat or dispose of.

     (d) Landlord's Indemnification. Landlord agrees to indemnify and defend Tenant (with legal counsel reasonably acceptable to Tenant) from and against any costs, fees or expenses (including, without limitation, environmental assessment, investigation and environmental remediation expenses, third party claims and environmental impairment expenses and reasonable attorneys' fees and expenses) incurred by Tenant in connection with Landlord's Generation of Hazardous Substances at, to or from the Leased Premises. This indemnification by Landlord will remain in effect after the termination or expiration of this Lease.

     (e) Landlord's Covenant. Landlord hereby agrees to provide to Tenant, within thirty (30) days following the date hereof, an environmental report from Law Engineering with respect to the Leased Premises (the 'Audit'), to be based upon an inspection conducted within thirty (30) days of the date hereof. If the Audit indicates that the Leased Premises are not free from Hazardous Substances, then Landlord hereby agrees to perform any required remediation in a prompt and diligent manner in order for the Leased Premises to be certified as free from Hazardous Substances. If the Audit indicates that Hazardous Substances are present in the Leased Premises which pose a health hazard and render the Leased Premises unsafe for use by Tenant, then Tenant may terminate this Lease if the same is not remediated by Landlord within forty-five (45) days after the date of delivery of such report to Tenant. Such termination shall be effected by delivering written notice to Landlord of uch _________ five (5) days after the expiration of such forty-five (45) day period.

31.  Intentionally Deleted.

32. Authority. Tenant warrants to Landlord that Tenant is a corporation organized and -validly existing in good standing under the laws of the State of Delaware and qualified to transact business in the State of Maryland. In addition, Tenant warrants to Landlord that this Lease has been properly authorized and executed by Tenant and is binding upon Tenant in accordance with its terms. Tenant's resident agent's name and address in the State Of Maryland are Joseph Lutz, 5526 Hayledge Court, Columbia, Maryland 21045.

33. Force Majeure. In the event that either party hereto shall be delayed or hindered in or prevented, by reason of weather, strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, Acts of God or other reason of a like nature (excluding lack of funds) not the fault of the party delayed from performing work or doing any act required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period of the performance of any such act shall be extended for a period equivalent to the period of such delay. The party so delayed shall give prompt notice thereof to the other party. The provisions of this Section 33 shall not operate to excuse Tenant from prompt payment of rent, additional rent or any other payments required by the terms of this Lease.

34. Real Estate Broker. Landlord and Tenant warrant that no real estate brokers other than Manekin Corporation and Barnes, Morris, Pardoe & Foster have been employed, caused to be employed, or otherwise utilized in bringing about this Lease, and agree to hold harmless and indemnify each other with respect to the foregoing warranty. All commissions payable to Manekin Corporation and Barnes, Morris, Pardoe & Foster in connection with this Lease shall be paid by Landlord in accordance with a separate agreement.

35. Security Deposit. Tenant, contemporaneously with the execution of this Lease, shall deposit with Landlord the sum of Forty-Three Thousand One Hundred Sixty Dollars and Eighty-Three Cents ($43,160.83) as a security deposit (which, along with all interest which may accrue thereon is hereinafter referred to as the 'Deposit'), which, to the extent the same has not been applied or exhausted pursuant to the further terms hereof, shall be returned by Landlord to Tenant following the expiration of the Lease Term. In addition to any and all other remedies available to Landlord under this Lease, Landlord shall have the right to apply the Deposit to cure any breach by Tenant of any of Tenant's obligations or duties pursuant to this Lease, and Landlord shall be entitled upon any such application of the Deposit to require Tenant immediately to restore the same to the dollar amount set forth in this Section. Landlord shall be entitled to the full use of the Deposit, and shall not be required to escrow or otherwise segregate the Deposit. The Deposit shall be maintained by Landlord in a federally insured interest bearing account. Tenant's federal income tax identification number is: 22-2380817.

36. Holding Over. If Tenant holds possession of the Leased Premises after the termination of this Lease without Landlord's written consent, Tenant shall become a tenant from month to month at double the rent payable during the final lease year and upon all other terms herein specified and shall continue to be such tenant from month to month until such tenancy shall be terminated by either party giving the other a written notice of at least thirty (30) days of its intention to terminate such tenancy. Nothing contained in this Lease shall be construed as a consent by Landlord to the occupancy or possession of the Leased Premises by Tenant after termination of this Lease. Upon the termination of this Lease, Landlord shall be entitled to the benefit of all public general or public local laws relating to the speedy recovery of the possession of lands and tenements held over by tenants, that may now or hereafter be in force.

37. Net Lease. It is the purpose and intent of Landlord and Tenant that the Basic Annual Rent shall be net to Landlord, so that this Lease shall yield, net, to Landlord, the Basic Annual Rent specified in Section 4 hereof in each lease year during the Term of this Lease, and that all costs, expenses and charges , of every kind and nature relating to the Leased Premises (except any income,, franchise or inheritance taxes of Landlord, or any payments on account of interest or principal under any Deed of Trust executed by Landlord which shall be a lien on the Leased Premises and any other costs specifically payable by Landlord under the terms of this Lease) which may arise or become due during the Term of this Lease shall be paid by Tenant, except as otherwise provided for herein and that Landlord shall be indemnified and saved harmless by Tenant from and against the same.

38. Riders. Six (6) riders consisting of eight (8) pages are attached to this Lease and made a part of it.

    IN WITNESS WHEREOF, Landlord and Tenant have respectively signed this Lease under seal as of the day and year first above written.


                                             M.O.R. XVIII ASSOCIATES LIMITED
                                             PARTNERSHIP

WITNESS/ATTEST                               BY:  RK & DM, Inc.

___________________                          BY:________________________(SEAL)
                                             Name:   Richard M. Alter
                                             Title:  President
                                                                   Landlord

                                             CROP GENETICS INTERNATIONAL
                                             CORPORATION

__________________                           By:________________________(SEAL)
                                             Name:   Joseph L. Kelly
                                             Title:  President
                                                                   Tenant



STATE OF MARYLAND, CITY/COUNTY OF______________ TO WIT:
     I HEREBY CERTIFY that on this 1st day of October, 1992, before me, the subscriber, a Notary Public of the State of Maryland, City/County of Anne Arundel, personally appeared Richard M. Alter, President of RA & DM, Inc., general partner of M.O.R. XVIII Associates Limited Partnership, Landlord, and he acknowledged the foregoing Lease Agreement to be the act and deed of said limited partnership.

    WITNESS my hand and Notarial Seal.

     My Commission Expires:
                                   _________________________________________
    11-1-93                        Notary Public

STATE OF MARYLAND CITY/COUNTY OF ANNE ARUNDEL TO WIT:

     I HEREBY CERTIFY that on this 28th day of August, 1992, before me, the subscriber, a Notary Public of the State of Maryland, City/County of Anne Arundel, personally appeared Joseph Kelly, President of Corp Genetics International Corporation, Tenant, and he acknowledged the foregoing Lease Agreement to be the act and deed of said body corporate.

  WITNESS my hand and Notarial Seal.

     My Commission Expires:

     ____________________________________         ___________________________
     My commission expires October 1, 1994        Notary Public

                                   RIDER NO. I

                               Landlord's Consent

     Notwithstanding what is otherwise stated herein, whenever Landlord's consent is required under this Lease, such consent shall not be unreasonably withheld, conditioned or delayed.

                                   RIDER NO. 2

                                Expansion Option

     So long as this Lease is then in full force and effect and Tenant is not in default of any covenant or obligation to be performed by Tenant under this Lease, Tenant shall have the right, throughout the Lease Term, to expand the Leased Premises by requesting that Landlord increase the size of the existing Building, or by requesting that Landlord build a new structure or structures on the Land. If Tenant's expansion needs cannot reasonably be met by increasing the size of the existing Building or by building a new structure or structures on the Land, then Tenant may alternatively request that Landlord build a structure or structures on the 5.3 acre parcel adjacent to the land known as Parcel M-3, as more particularly shown on Exhibit A attached hereto (the 'Expansion Parcel'), if such Expansion Parcel is so available. The Expansion Parcel is designated as Parcel M-3 on the Plat entitled 'Parcels M-2 and M-3, A Resubdivision of Parcel M-1, Plat No. 51941, and recorded among the Land Records of Howard County, Maryland as Plat No. 5698. Tenant's right to have the Leased Premises expanded as aforesaid is subject to Landlord and Tenant agreeing upon the terms and conditions upon which such expansion ,ill be effected. In any event, the construction of any improvements upon the Land or the Expansion Parcel shall be subject to Landlord's prior written approval. Landlord shall have the right to withhold such approval if, in Landlord's reasonable judgment, any such expanded area shall adversely affect the value of the existing improvements on the Land, or if Landlord determines that such expanded area would not be leasable in the general market upon the expiration of the Lease Term. The parties further agree that any and all costs and expenses. arising out of or payable in connection with any such expansion, including, but not limited to, architectural, engineering and legal fees, petit and application fees, a development or supervisory fee to Landlord, and acquisition and/or carrying costs of the Expansion Parcel (such acquisition and/or carrying costs not to exceed the fair market rental rate for the Expansion Parcel, determined pursuant to the agreement and appraisal procedure set forth in Rider No. 5), if applicable, shall be paid by Tenant, at its sole cost and expense.

     Landlord's obligations under this Rider No. 2 shall be subject to Landlord obtaining the financing for such expansion on terms which are satisfactory to Landlord.

     Tenant's expansion option shall be further subject to compliance with all applicable la-9, including zoning ordinances and other County, state or local restrictions, as well as the covenants and restrictions applicable to the Land and the Expansion Parcel.

                                   RIDER NO. 3

                              Right of First Offer

     If at any time during the term of this Lease, Landlord shall desire to sell its leasehold interest in the Real Property, Landlord shall notify Tenant in writing and such notice (,Landlord's Notice,) shall contain a statement of the terms and conditions upon which Landlord is willing to sell its leasehold interest in the Real Property to any third party. For a period of 30 days after Landlord's Notice is given, Tenant shall have the right and option (the 'Option') to elect to purchase Landlord's leasehold interest in the Real Property upon the terms and conditions set forth in Landlord's Notice, provided that Tenant is not in default of the Lease on the date of such Notice of Exercise, as hereinafter defined. Such option shall be exercised, if at all, by giving Landlord written notice thereof ('Notice of Exercise') within such 30-day period and depositing with Landlord a deposit in an amount equal to five percent (5%) of the purchase price set forth in Landlord's notice. If Tenant fails to give its Notice of Exercise within such 30-day period, Landlord shall have the right, for a period of one year after the expiration of such 30-day period, to sell its leasehold interest in the Real Property at a purchase price which is not less than ninety percent (90%) of the purchase price set forth in Landlord's Notice to Tenant. if Landlord does not sell its leasehold interest in the Real Property to a third party within such one year period, and subsequently desires to offer its leasehold interest in the Real Property for sale, or if Landlord desires to offer its leasehold interest in the Real Property at a purchase price which is less than ninety percent (90%) of the purchase price contained in the previous Landlord's Notice to Tenant, Landlord shall not sell its leasehold interest in the Real Property without first giving a new Landlord's Notice offering to sell its leasehold interest in the Real Property to Tenant and allowing Tenant thirty (30) days to accept such offer, in accordance with and as more specifically set forth in the preceding provisions. In the event that Landlord sells its leasehold interest in the Real Property to a third party pursuant to the provisions of this Rider No. 3, such sale shall be made subject to all of the terms and conditions of this Lease, with the exception of this Rider No. 3. This Option shall not be separated from the Lease or transferred or assigned by Tenant independently of the leasehold interest without the prior written consent of Landlord.

     The consummation of such purchase by Tenant (the 'Closing') shall be held in Baltimore, Maryland, at a time and place mutually agreeable to Landlord and Tenant, but by no later than 90 days after the date of the Notice of Exercise.

     Notwithstanding anything in this Rider No. 3 to the contrary, it is specifically understood and agreed that Tenant's option shall apply only to the sale of Landlord's leasehold interest in the Real Property and shall have no application whatsoever to any transfer, sale or assignment of any partnership interests in Landlord (other than the transfer of all or substantially all of such interests) or any offer or bid by a purchaser at any sale resulting from a foreclosure of the lien of any Deed of Trust affecting the Real Property.

     Upon the completion of the purchase under this Option but not prior thereto, this Lease and all obligations hereunder (including the obligation to pay Rent) shall terminate with respect to the Leased Premises, except with respect to obligations and liabilities of the parties, actual or contingent, under this Lease which arose on or prior to such date of purchase, all of which obligations and liabilities shall survive such purchase.

     If Tenant fails or refuses to purchase or pay for Landlord's interest in the Real Property in accordance with and by the time required by this Rider, then, Tenant shall have no further rights whatsoever under this Rider and the Option shall be terminated, null and void. Landlord's only remedy if Tenant fails to complete the purchase will be to retain the deposit Tenant deposited with Landlord with the Notice of Exercise.

     At the time Landlord offers to sell to Tenant its leasehold interest in the Real Property, Landlord hereby agrees to request the consent of the owner of the Real Property's revisionary interest (the 'Fee owner') to sell such reversionary interest to Tenant in order to effect a simultaneous sale to Tenant of the leasehold and reversionary interests. In the event the Fee Owner grants its consent to such sale to Tenant, the sale of the Real Property shall be upon all of the terms and conditions as are set forth in this Rider No. 3 except that it shall pertain to the sale of the Real Property in fee simple so that the purchase price and all other terms and conditions will be adjusted or revised accordingly.

                                   RIDER No. 4
                             Right of First Refusal
                               (Expansion Parcel)



     Tenant shall have the right of first refusal (the 'First Refusal Right') to lease or purchase the Expansion Parcel on the terms and conditions as the Expansion Parcel is sought to be leased or purchased, as the case may be, by a bona fide prospective tenant or purchaser, as the case may be, of the Expansion Parcel and acceptable to Landlord (the 'Expansion Offer') . Tenant's exercise of its First Refusal Right shall be effective only upon written notification by Tenant to Landlord thereof. Such notification must be given to Landlord before the close of business ten (10) business days after Tenant's receipt of Landlord's written notification to Tenant of the Expansion Offer.

     In the event Tenant fails to so notify Landlord within said 10 day period, Landlord shall be free to lease or sell, as the case may be, the Expansion Parcel for a period of one year after the expiration of such 10-day period, at a rental rate or purchase price, as the case may be, which is not less than ninety percent (90t) of the rental rate or purchase price, as the case may be, set forth in the Expansion Offer. If Landlord does not lease or sell the Expansion Parcel within such one year period and subsequently receives a bona fide offer to lease or purchase the same on terms acceptable to Landlord, or if Landlord desires to lease or sell the Expansion Parcel at a rental rate or purchase price, as the case may be, which is less than ninety percent (90%) of the rental rate or purchase price contained in the precious Expansion Offer to Tenant, then Landlord shall not lease or sell the Expansion Parcel without first giving a new. Expansion Offer to Tenant and allowing Tenant 10 days to accept such offer in accordance with and as more specifically set forth in the preceding provisions. In the event that Landlord sells the Expansion Parcel to a third party pursuant to the provisions of this Rider No. 4, such sale shall be made subject to all of the terms and conditions of this Lease, with the exception of this Rider No. 4.

     This First Refusal Right shall not be separated from the Lease or transferred by Tenant independently of the leasehold interest without the prior written consent of Landlord.

     Notwithstanding any other provision hereof, (a) Tenant shall not be entitled to exercise the rights accorded to Tenant in the first paragraph, unless at the date of such exercise, Tenant is not in default in the payment of any sums due hereunder or any other material obligation imposed upon Tenant by the Lease, and (b) this First Refusal Right shall have no application whatsoever to any transfer, sale or assignment of any partnership interests in Landlord (other than a transfer of all or substantially all of such interests) or any offer or bid by a purchaser at any sale resulting from a foreclosure of the lien of any deed of trust, mortgage or similar instrument affecting the Expansion Parcel.

     Landlord hereby agrees to execute a Memorandum- for recordation among the Land Records of Howard County, Maryland for purposes of confirming the rights granted to Tenant pursuant to this Rider No. 4, and Tenant's expansion rights respecting the Expansion Parcel pursuant to Rider No. 2, so long as such Memorandum is prepared by Tenant and acceptable in form and substance to Landlord and Landlord's counsel, Tenant pays all recording costs and transfer and documentary taxes, if any, arising out of such recordation, and such recording is consented to in advance by Landlord's lender.

                                   RIDER NO. 5
                                 Renewal Option

     A. Provided (i) this Lease is then in full force and effect, (ii) Tenant is not in default of any monetary obligation under this Lease either on the date Tenant elects to renew or on the date the renewal term commences, then Tenant shall have the right to renew this Lease with respect to all, and not less than all, of the space then leased by Tenant under this Lease, for two (2) renewal terms of five (5)' years each (the 'Renewal Terms') immediately following the expiration of the original term and the first renewal term, as the case may be, on the same terms, conditions, and provision. a-, are set forth in this Lease with the same force and effect as though this Lease had originally provided for an approximately seventeen (17) or twenty-two (22) year term, save that:

          (i) there shall be no further right of renewal, after the second Renewal Term; and

          (ii) the Basic Annual Rent payable during each Renewal Term shall be increased to ninety-five, percent (95t) of the prevailing 'Fair Market Rental Rate, (as hereinafter defined) as of the commencement of the applicable Renewal Term, but in no event shall the Basic Annual Rent payable by Tenant during each Renewal Term be less than the Basic Annual Rent payable by Tenant (on a per square foot basis) during the immediately preceding lease year.

     B. 'Fair Market Rental Rate' shall be the amount agreed upon by Landlord and Tenant as the then prevailing market rent for Class A office space for comparable buildings in the Columbia, Maryland office market. If the parties fail to reach agreement as to the Fair Market Rental Rate within thirty (30) days after Tenant exercises its renewal option, then 'Fair Market Rental Rate' shall be determined by an appraisal conducted as follows:

          Within five (5) business days after the expiration of the aforesaid thirty (30) day period, Landlord and Tenant shall give written notice to the other that each, at its own expense, has hired and appointed a disinterested person of recognized competence and professional experience as an appraiser of comparable commercial and industrial real estate in the Baltimore-Washington Metropolitan Area. The two appraisers thus appointed shall mutually agree upon the appointment of a third appraiser, the cost of which shall be shared equally by Landlord and Tenant, which appraiser shall also be a disinterested person of recognized competence and professional experience as an appraiser of comparable commercial and industrial real estate in the Baltimore-Washington Metropolitan Area. Each appraiser appointed pursuant to this Rider shall bear the designation of title "MAI". In the event that the two appraisers shall be unable to agree, within ten
     (10) days after their appointment, on the appointment of the third appraiser, then Tenant shall choose three appraisers from whom Landlord shall choose one who shall serve as the third appraiser. Landlord shall notify Tenant of the selection of the third appraiser within ten (10) days of Tenant's notice to Landlord of the selection of such three appraisers from which Landlord is to choose. The third appraiser shall as promptly as possible, but in no event more than thirty (30) days after the date of his selection, conduct an appraisal of the Leased Premises for purposes of __________ the then 'Fair Market Rental Rate'. Landlord and Tenant shall each be entitled to present evidence and argument to the third appraiser. Upon completion of his appraisal, the third appraiser shall immediately give written notice to the parties hereto stating his determination, and shall furnish to each party hereto a copy of such determination signed by him which determination shall be final and binding on the parties. Provided however, that if such determination shall be unsatisfactory to Tenant, Tenant shall have the right to withdraw Tenant's exercise of the renewal option by so notifying Landlord within fifteen (15) days following the arbitrator's determination of the renewal rent, in which event Tenant shall promptly reimburse Landlord for any and all costs incurred by Landlord in connection with the appraisal process described above.

     C. Tenant shall be deemed to have waived the right to exercise this renewal option unless not less than one (1) year prior to the expiration of the Initial Term or the first Renewal Term, as the case may be, Tenant shall have notified Landlord in writing of Tenant's election to renew (the 'Renewal Notice') . Time is of the essence with respect to Tenant's rights under this Rider No. 2 and Tenant acknowledges that Landlord requires strict adherence to the requirement that the Renewal Notice be timely and in writing, except that the parties do not intend that the exercise of the renewal option pass by inadvertence. Therefore, if Tenant does not exercise the option by the required date, Landlord will so notify Tenant and provide fifteen (15) days from the date of such notice for Tenant to exercise such option.

                                   RIDER NO. 6

                              Right of Cancellation


     Tenant shall have the right to terminate this Lease on the last day of the third (3rd) Lease Year (the "Cancellation Date"), provided that:

          (a) Tenant shall have given to Landlord written notice of such election to terminate at least one (1) year prior to the Cancellation Date (the "Notice");

          (b) Tenant, on the date Tenant gives such Notice and on the Cancellation Date, shall not be in breach or default of any agreement, condition or covenant by which Tenant is obligated under this Lease;

          (c) Tenant shall have paid to Landlord on or before the Cancellation Date in addition to any other amounts that may be due under this Lease prior to the Cancellation Date, the amount of Six Hundred Fifty-three Thousand Seventy- five Dollars ($653,075.00) . Such amount so payable by Tenant represents liquidated damages for terminating this Lease prior to the expiration of the original Lease Term, such damages not other-wise being susceptible to reasonable calculation; and

          (d) On or before the Cancellation Date, Tenant returns the Leased Premises to the condition to which the Leased Premises would have been required to have been returned upon the expiration of the Lease Term pursuant to the provisions of Section 6 of this Lease.

     Time is of the essence with respect to Tenant's exercise of its rights under this Rider, and Tenant acknowledges that Landlord requires strict adherence to the requirement that the Notice be timely made and in writing.

                                   Exhibit A
                             Expansion Parcel (M-3)
                                 Graphic Image
                                  See Appendix

                                    EXHIBIT B

                                   HVAC SYSTEM

                            PREVENTATIVE MAINTENANCE
                                       AND
                         FULL PARTS AND LABOR SERVICING



                         MINIMUM SERVICE SPECIFICATIONS



I.  Full  Parts & Labor

     A. The services provided are meant to be for full parts and labor on the installed equipment as detailed on a separate sheet. Such service shall include all repair. resulting from malfunctions discovered during inspections and emergency service requests.


     B. Components that may be obsolete will be repaired until such parts are no longer repairable and the equipment must be replaced.


II.  Inspections Shall be Provided as follows:

        A.   General: Performed at all inspections

             I.   Replace all filters as required
             2.   Lubricate all motors and bearings
             3.   Adjust and/or replace all fan belts
             4.   Clean grills, etc., as required

B.  Spring/Summer:

     I.   Check  refrigerant   charge  and/or   temperature   difference  across
          evaporator coil
     2.   Check refrigerant piping for leaks with electronic leak-detector
     3.   Check all operating and safety controls for cooling
     4. Check system operation - (operating pressures, super heat, compressor running current, condensate removal, etc.)
     5.   Clean condenser and/or evaporator coil as required
     6.   Check and tighten all electrical connections at unit as required

C.    Fall/Winter:

      1.   Check system operation - (operating pressures, etc.)
      2.   Check all operating and safety controls for heating
      3.   Check and tighten all electrical connections at unit as required



                                                                       EXHIBIT B
                                                                        LANDLORD
                                                                          TENANT

                                    EXHIBIT C

                          CERTIFICATION OF HVAC SYSTEM
                              BY LICENSED MECHANIC



BUILDING ADDRESS:________________________________________



TO WHOM IT MAY CONCERN:

The heating and cooling equipment which conditions the air in the subject space has been thoroughly inspected- All necessary repairs, replacements, and service have been performed to insure that the system operates properly in the following aspects:


     1.   All electrical circuitry and all components function properly.

     2.   Refrigerant charge is correct.

     3.   Evaporator and condenser coils are clean.

     4.   Belts are in good condition and all new filters installed.

     5    All bearings are in good order and properly greased.

     6.   All wiring is in order and properly secured.

     7.   All  access  panels  are  in  place.

     8.   All air diffusers include operational dampering devices.

     9    All oil-heating appliances are clean and properly adjusted.

     10. Components requiring clear and unobstructed condition for proper operation are in order.

     11.  All safety devices are operational.

     12.  Thermostats are operational, calibrated, and in proper condition.


                                     NAME OF CERTIFYING CONTRACTOR:
                                     By:  (NAME OF COMPANY REPRESENTATIVE):



                                     LICENSE NO.:

                                     DATE OF CERTIFICATION:



                                                       EXHIBIT C
                                                       Landlord ______________

                            Exhibit D - Page 1 of 4
                                 Graphic Image
                                  See Appendix

                            Exhibit D - Page 2 of 4
                                 Graphic Image
                                  See Appendix

                            Exhibit D - Page 3 of 4
                                 Graphic Image
                                  See Appendix

                            Exhibit D - Page 4 of 4
                                 Graphic Image
                                  See Appendix

Exhibit D - Page 1 of 12
Graphic Image
See Appendix

Exhibit D - Page 2 of 12
Graphic Image
See Appendix

Exhibit D - Page 3 of 12
Graphic Image
See Appendix

Exhibit D - Page 4 of 12
Graphic Image
See Appendix

Exhibit D - Page 5 of 12
Graphic Image
See Appendix

Exhibit D - Page 6 of 12
Graphic Image
See Appendix

Exhibit D - Page 7 of 12
Graphic Image
See Appendix

Exhibit D - Page 8 of 12
Graphic Image
See Appendix

Exhibit D - Page 9 of 12
Graphic Image
See Appendix

Exhibit D - Page 10 of 12
Graphic Image
See Appendix

Exhibit D - Page 11 of 12
Graphic Image
See Appendix

Exhibit D - Page 12 of 12
Graphic Image
See Appendix

                                   Exhibit E

                           Covenants and Restrictions

     1. Subject to the terms and provisions contained in an instrument entitled 'Deed, Agreement and Declaration' dated December 13, 1966 and recorded among the Land Records of Howard County in Liber 463, folio 158, between The Columbia Park and Recreation Association, Inc. and C. Aileen Ames.

     2. Subject to the terms and provisions as contained in Corporate Park Declaration of Covenants, Conditions and Restrictions recorded among the Land Records of Howard County in Liber 1083, folio 392 by The Howard Research and Development Corporation.

     3. Subject to the terms and conditions of that certain Deed dated December 29, 1982 by and between The Howard Research and Development Corporation and K.O.R. XVIII Associates Limited Partnership recorded among the Land Records of Howard County, Maryland in Liber 1135, folio 573.



079JC4 68.txt
41872.017:02
                                             EXHIBIT E
                                             LANDLORD__________________
                                             TENANT ___________________

                                 SUBORDINATION,
                    NON-DISTURBANCE AND ATTORNMENT AGREEMENT



     THIS AGREEMENT (this 'Agreement') is made this 2nd day of October, 1992, by and among New England Life Pension Properties; A Real Estate Limited Partnership ("NELPP"), R. Lawrence Koch, Jr. and Timothy Dell, trustees for NELPP (collectively referred to herein as the "Trustees") , and Crop Genetics International Corporation, a Delaware corporation ('Tenant").


                             Explanatory Statement

     A. Pursuant to an Agreement of Lease dated October 1, 1992 (the "Lease'), as amended by an Amendment of Lease dated October 1, 1992, Tenant has agreed to lease from M.O.R. XVIII Associates Limited Partnership ('Landlord') the premises known as Parcel M-2 located in the Rivers Corporate Park in Howard County, Maryland and all improvements thereon (the 'Leased Premises').

     B. NELPP is the owner in fee simple of the "Leased Premises and the beneficiary under a Purchase Money Deed of Trust dated May 29, 1982 by Landlord to the trustees named therein, as amended by a First Modification of Deed of Trust dated July 1, 1983 between Landlord and certain trustees named therein, and a Second Modification of Deed of Trust dated March 28, 1984 between Landlord and the Trustees (collectively, the 'Deed of Trust').

     C. Landlord is the leaseholder owner of the Leased Premises pursuant to an unrecorded Ground Lease dated March 28, 1984 between NELPP and Landlord (the 'Ground Lease").

     D. Tenant desires to receive certain assurances from NELPP and the Trustees that Tenant's possession of the Leased Premises will not be disturbed by NELPP or Trustees, and NELPP and the Trustees are willing to grant certain assurances upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the Explanatory Statement, the mutual covenants herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:


          1. Tenant acknowledges that the Lease and all of the rights of Tenant thereunder shall be and remain subject and subordinate in all respects to the Ground Lease, the Deed of Trust and all of the rights of NELPP, the Trustees and the beneficiary under the Deed of Trust. Tenant further agrees that in the event NELPP or the purchaser at a foreclosure sale shall obtain possession of, or acquire title to, Landlord's leasehold interest in the Leased Premises pursuant to the Deed of Trust, or in the event that the Ground Lease is terminated, cancelled or surrendered, Tenant shall attorn to and recognize NELPP or the purchaser at foreclosure sale, as the case may be, as Tenant's landlord for the balance of the term of the Lease remaining after such possession of or title to Landlord I a leasehold interef3t in the Leased Premises is obtained or acquired, or after the Ground Lease is terminated, cancelled or surrendered, as the case may be, in accordance with the terms and provisions of the Lease, but subject nevertheless to the provisions of this Agreement which shall be controlling in the event of any conflict. Immediately upon any appointment of a receiver under the Deed of Trust or purchase of Landlord's leasehold interest in the Leased Premises by NELPP or other person at a foreclosure sale of the Leased Premises, or upon the termination, cancellation or surrender of the Ground Lease, a. the case may be, NELPP (or such third party purchaser, as the case may be) shall be substituted as the landlord under the Lease, and shall perform with respect to Tenant all of the Landlord's obligations and duties thereafter arising under the Lease.

          2. So long as no event of default exists, nor any event has occurred, which event of default has continued to exist for such period of time, after notice, if any, required by the Lease, as would entitle the Landlord under the Lease to terminate the Lease or would cause, without any further action of the Landlord thereunder, the termination of the Lease, (a) the Lease shall not be terminated, (b) the Tenant' use, possession and enjoyment of the Leased Premises shall not be disturbed or interfered with,
     (c) and the leasehold estate granted to Tenant in the Lease shall not be affected in any manner whatsoever by the termination of the Ground Lease or Deed of Trust or by any foreclosure sale or by NELPP or the Trustees taking any action pursuant to their rights set forth in the Ground Lease or Deed of Trust or by any purchaser at a foreclosure sale.

          3. Tenant hereby agrees that NELPP or any purchaser at foreclosure sale shall not be (a) liable for any act or omission of Landlord under the Lease, (b) subject to any offsets or defenses which Tenant may have at any time hereafter against Landlord, (c) bound by any rent which Tenant may have paid to Landlord for more than the current month, or (d) bound by any amendment or modification of the Lease subsequent hereto made without the prior written consent of NELPP; provided that NELPP or any purchaser at foreclosure sale, as the case may be, shall perform all obligations of Landlord under the Lease beginning as of the date the Ground Lease is terminated, cancelled or surrendered, or NELPP or such purchaser at foreclosure, as the case may be, acquires or obtains possession of the Leased Premises.

          4. Tenant hereby agrees that if NELPP or a purchaser at foreclosure sale at any time becomes the landlord under the Lease, NELPP or the purchaser at foreclosure sale shall be liable only for the performance of the obligations of the Landlord under the Lease which arise and accrue after the date on which the Ground Lease is terminated, cancelled or surrendered, or during the period of the possession and/or ownership of Landlord Is leasehold interest in the Leased Premises by NELPP or the purchaser at foreclosure sale, as the case may be.

          5. Tenant agrees, thirty (30) days before exercising any of its rights and remedies under the Lease (other than giving required notice to Landlord pursuant thereto) in the event of Landlord's default thereunder, to send written notice to NELPP, c/o Copley Properties Company, Inc., 399 Boylston Street, Boston, Massachusetts 02117, by certified mail, return receipt requested, of the occurrence of any default by Landlord under the terms and provisions of said Lease, specifying with reasonable clarity the events constituting such default, and NELPP shall have the opportunity, but not the obligation, to cure such default.

          6. Tenant hereby acknowledges and warrants to NELPP that it has not subordinated the Lease or any of its rights under the Lease to any lien or deed of trust prior to the date hereof, and Tenant shall not subordinate the Lease or the rights of the Tenant thereunder to any lien or deed of trust other than the Deed of Trust, without the prior written consent of NELPP.

          7. This Agreement, except as otherwise specifically provided herein, shall inure to the benefit of and shall be binding upon HELPP and the Trustees, their successors and assigns, and Tenant, its successors and permitted sublessees and assigns.

          8. This Agreement shall be construed in accordance with the laws of the State of Maryland.

          9. Any reference to "foreclosure" and 'foreclosure sale' in this Agreement shall include the acquisition of the Landlord's estate in the Teased Premises by voluntary deed, assignment, or other disposition or transfer in lieu of foreclosure.

          10. This Agreement may be amended by and only by an instrument executed and delivered by each party hereto.


          11. No determination by any court, governmental body or otherwise that any provisions of this Agreement or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (a) any other such provisions, or (b) such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the full extent allowed by, and shall be construed wherever possible as being consistent with, applicable laws.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.



WITNESS/ATTEST:                    NEW ENGLAND LIFE PENSION PROPERTIES;
                                   A REAL ESTATE LIMITED PARTNERSHIP

                                   By: Copley Properties Company,
                                   Inc., General Partner

__________________________         BY:____________________________________
                                      Kevin M. Mahony
                                      Vice President            LANDLORD



WITNESS/ATTEST:                    CROP GENETICS INTERNATIONAL
                                   CORPORATION

__________________________         BY:_____________________________________

                                                                 TENANT

__________________________         ________________________________________
                                     R. Lawrence Koch, Jr.
                                                                 TRUSTEE

_________________________          ________________________________________
                                     Timothy Dell
                                                                 TRUSTEE

COMMONWEALTH OF MASSACHUSETTS
CITY/COUNTY OF SUFFOLK, TO WIT:

     I HEREBY CERTIFY that on this 17 day of September, 1992, before me, a Notary Public in and for the aforesaid State and the City/County of Suffolk, appeared Kevin M. Mahony, who acknowledged himself/herself to be the Vice President of Copley Properties Company, Inc., general partner to New England Life Pensio N a lic in and for the aforesaid State and the n Properties; A Real Estate Limited Partnership, being authorized so do do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself as Vice President.

     AS WITNESS my hand and notarial seal.

                              __________________________________________
                              Notary Public
                              My Commission Expires:  11/15/91.

STATE OF MARYLAND
CITY/COUNTY OF HOWARD, TO WIT:


     I HEREBY CERTIFY that on this 28 day of September, 1992, before me, a Notary Public in and for the aforesaid State and the City/County of Howard, appeared Joseph W. Kelly, who acknowledged himself/herself to be the Pres & CEO of Crop Genetics International Corporation, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself as Pres. & CEO.

     AS WITNESS my hand and notarial seal.

                              __________________________________________
                              Notary Public
                              My Commission Expires:  11/15/91.



STATE OF MARYLAND
CITY/COUNTY OF BALTIMORE, TO WIT:


     I HEREBY CERTIFY that on this 2 day of October, 1992, before me, a Notary Public in and for the aforesaid State and the City/County of Baltimore, personally appeared R. Lawrence Koch, Jr., Trustee for the benefit of NELPP, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledge that he/she executed the same for purposes therein contained as the duly authorized Trustee for NELPP.

  AS WITNESS my hand and notarial seal.

                              __________________________________________
                              Notary Public
                              My Commission Expires:  7/1/94


STATE OF MARYLAND
CITY/COUNTY OF BALTIMORE, TO WIT:

     I HEREBY CERTIFY that on this 2 day of October, 1992, before me, a Notary Public in and for the aforesaid State and the City/County of Baltimore, personally appeared Timothy Dell, Trustee for the benefit of NELPP, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument and acknowledge that he/she executed the same for purposes therein contained as the duly authorized Trustee for NELPP.

  AS WITNESS my hand and notarial seal.

                              __________________________________________
                              Notary Public
                              My Commission Expires:  7/1/94.

                               AMENDMENT OF LEASE

     THIS AMENDMENT OF LEASE (this "Amendment') is made this 1st day of October, 1992 between M.O.R. XVIII ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership ('Landlord'), and CROP GENETICS INTERNATIONAL CORPORATION, a Delaware corporation ("Tenant').


                              Explanatory Statement

     A. Landlord and Tenant entered into a lease dated October 1, 1992 (the "Lease') pursuant to which Landlord leased to Tenant a parcel of real property known as "Parcel M-2 and the building constructed thereon containing approximately seventy-five thousand five hundred (75,500) square feet, located in Columbia, Maryland, all as more particularly described in the Lease.


     B. Landlord and Tenant wish to modify and amend certain provisions of the Lease, all as more specifically set forth below.

     NOW, THEREFORE, in consideration of the Explanatory Statement which is incorporated by reference herein and deemed a substantive part hereof, the covenants of the parties and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:


     1. Section 23 of the Lease is hereby amended by deleting the second sentence in its entirety and inserting in its place the following:

     Landlord's liability under this Lease shall be limited to the extent of Landlord's interest in the Leased Premises, so that no partner, director, officer or shareholder of Landlord, as it may now or hereafter be constituted, or of any successor or assign of Landlord, shall have any personal liability to Tenant and/or any person or entity claiming under, by or through Tenant upon any action, claim, suit or demand brought under or pursuant to the terms and conditions of this Lease and/or arising out of the use or occupancy by Tenant of the Leased Premises.

     2. In the event that any other party (a "Successor") succeeds to the interest of Landlord under this Lease so that M.O.R. XVIII Associates Limited Partnership is no longer Landlord, including any succession arising out of a termination of the Ground Lease on Parcel M-2, a foreclosure of the Deed of Trust on Parcel M-2, or any other transfer, sale or assignment of Parcel M-2, then Section 23 of the Lease shall automatically be deemed further amended by revising the phrase "Landlord's liability under this Lease shall be limited to the extent of Landlord's interest in the Leased Premises..." to the following:
"Landlord's  liability  under  this  Lease  shall be  limited  to the  extent of
Landlord's interest in Parcel M-2 .... "

     3. Rider No. 2 of the Lease, among other things, grants to Tenant certain expansion rights with respect to that parcel cf land contiguous to Parcel M-2 known as "Parcel M-3" (the "Expansion Parcel'), and Rider No. 4 of the Lease grants to Tenant a right of first refusal with respect to the Expansion Parcel. Landlord and Tenant hereby agree that if any Successor becomes Landlord under the Lease so that M.O.R. XVIII Associates Limited Partnership is no longer Landlord, then all of Landlord's obligations under the Lease with respect to the Expansion Parcel shall be deemed severed from the Lease, so that any such Successor shall have no obligations whatsoever with respect to the Expansion Parcel. In such event, however, M.O.R. XVIII Associates Limited Partnership shall continue to be bound to Tenant with respect to the Expansion Parcel upon the terms and conditions set forth in the Lease, as amended hereby, but such obligation is personal to M.O.R. XVIII Associates Limited partnership and will not run with the Expansion Parcel or bind any successor or assign of M.O.R. XVIII Associates Limited Partnership.

     4. Rider No. 2 of the Lease is hereby amended by adding the following new paragraph:

     Notwithstanding any language in the Lease to the contrary, if (a) Landlord offers the Expansion Parcel to Tenant pursuant to Rider No. 4 of the Lease (Tenant's Right of First Refusal) ; (b) the Right of First Refusal is not accepted or is otherwise rejected by Tenant; and, (c) Landlord sells the Expansion Parcel to a third party pursuant to Rider No. 4, then Tenant's Expansion Option with respect to the Expansion Parcel shall be deemed automatically terminated and of no further force and effect.

     5. Rider No. 6 of the Lease, Tenant's Right of Cancellation, is hereby amended by adding the following:


     Notwithstanding any language in the Lease to the contrary, in the event that Tenant exercises its Expansion option pursuant to Rider No. 2 of the Lease, then Tenant's Cancellation Option described herein shall be deemed automatically null and void and of no further force and effect.


     6. From and after the date hereof, the Lease shall be amended and in full force and effect in such respects as are set forth herein, and all other provisions, terms, conditions and riders of and to the Lease shall remain as set forth in the Lease, in full force and effect.

     7. Unless the context requires a contrary meaning, all capitalized terms not defined herein shall have the meanings ascribed to them in the Lease.

                             ASSIGNMENT OF SUBLEASE

     THIS ASSIGNMENT OF SUBLEASE ("Assignment") is dated as of May 1, 1996, by CROP GENETICS INTERNATIONAL CORPORATION, a Delaware Corporation ("Borrower"), and biosys, Inc., a Delaware corporation ("biosys"; together with the Borrower, collectively, the "Obligors"), to and for the benefit of THE FIRST NATIONAL BANK OF MARYLAND, a national banking association ("Bank"), which is the Lender under the below-referenced Financing Agreement, as amended, and is the assignee of Maryland Industrial Development Financing Authority, a body politic and corporate and a public instrumentality of the State of Maryland ("MIDFA").



                                    RECITALS
     Pursuant to and in accordance with the Maryland Economic Development Revenue Bond Act, as amended, and the Maryland Industrial Development Financing Authority Act, as amended ("MIDFA Act"), and upon the terms set forth in the Loan and Financing Agreement dated December 7, 1994 by and among MIDFA, the Borrower and the Bank ("Financing Agreement"), MIDFA issued and sold to the Bank MIDFA's Taxable Economic Development Revenue Bond (Crop Genetics International Corporation Facility), 1994 Issue, in the principal amount of Three Million Four Hundred Thousand Dollars ($3,400,000.00) ("Bond"). MIDFA loaned the proceeds of the Bond to the Borrower in order to finance a portion of the costs of the borrower's acquisition of a certain industrial facility. To evidence its obligation of repayment, the Borrower executed and delivered to the order of MIDFA the Promissory Note dated December 7, 1994 in the principal amount of Three Million Four Hundred Thousand Dollars ($3,400,000.00) ("Note"). In accordance with the Financing Agreement, MIDFA assigned its interest in the Note and all security for the Note to the Bank as security for the Bond.

     Pursuant to and in accordance with the MIDFA Act, MIDFA provided financial assistance (within the meaning of the MIDFA Act) by insuring, through its Bond Insurance Fund, repayment of a portion of the principal of and interest in the Bond in accordance with the Insurance Agreement dated December 7, 1994 by and among MIDFA, the Borrower and the Bank. All of the documents described above, together with all other documents executed in connection with the financing transaction described above, are collectively referred to as the "Original Bond Documents.'

     The Original Bond Documents have been modified by: (a) the Modification and Forbearance Agreement dated May 26, 1995 by and among the Borrower, biosys, the Bank and MIDFA (the 'First Modification Agreement") pursuant to which, among other things, biosys guaranteed the payment and performance of the Borrower's obligations under the Original Bond Documents, as the same may be amended from time to time, in accordance with a Guaranty Agreement made of even date with the First Modification Agreement; and (b) the Second Modification and Forbearance Agreement dated as of October 2, 1995 (the "Second Modification Agreement") by and among the parties to the First Modification Agreement, and various letter agreements.

     The parties hereto have entered into a Third Modification Agreement of even date herewith (the "Third Modification Agreement") which requires, among other things, that the Obligors give this Assignment to and for the benefit of the Bank. The Obligors are willing to give this Assignment for the purposes stated herein and in the Third Modification Agreement.

     As used herein, the term "Bond Documents" means the Original Bond Documents, as the same have been modified as described in the preceding paragraphs, together with any and all other documents now existing or hereafter made to evidence, secure or otherwise set forth the terms of the Obligors' obligations in connection with the above-described financing.

     NOW,  THEREFORE,  in  consideration  of these  premises  and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged the Obligors agree as follows, for the benefit of the Bank and
MIDFA:


     Section 1. Certain Definitions:  Rules of Construction. (a) As used in this
Assignment:

               (i) the term "Obligations" means (A) all amounts now or hereafter outstanding under the Note, the Financing Agreement and the other Bond Documents, and (B) the Obligors' duties to perform and comply with all of the other agreements of the Obligors under the Bond Documents; and

               (ii) except where the context clearly requires otherwise, terms defined in the Recitals above shall have the respective meanings indicated, and capitalized terms not otherwise defined herein shall have the respective meanings given in the Third Modification Agreement (including definitions incorporated into the Third Modification Agreement by reference to another ]Bond Document).

          (b) The singular shall include the plural and the plural may refer to only the singular; the use of any gender shall be applicable to all genders; the headings and captions contained herein are for purposes of convenience only and are not a part of this Assignment. Except where the context clearly requires otherwise, when used in this Assignment, the words "herein", 'hereof", and "hereunder' and words of similar import shall refer to this Agreement as a whole and not only to any particular provision of this Agreement; the words "Include," "Includes' and "including," as used herein, shall be deemed to be followed by the words 'without limitation'; and an "agreement" (or another word of similar import) of a person or entity shall include any applicable promise, representation, warranty or other undertaking of such person or entity.

     Section 2. Assignment Of Interest In Sublease. As security for the Obligations, the Obligors hereby grant, transfer and assign to the Bank: (a) all of the Obligors' right, title and interest in and to the Sublease Agreement dated May 2, 1996 (together with all amendments and supplements thereto and any replacements, restatements or substitutions thereof, and all including any other lease by the Obligors or either of them of their interest in the below-defined Premises or any portion thereof, collectively, the "Sublease") by and among Gene Logic, Inc., a [Delaware] corporation, as subtenant ("Subtenant"), the Obligors, as sublandlord, with respect to the real property located at 10150 Old Columbia Road, Howard County, Maryland ('Premises"), including all of the rights of the Obligors (or either of them) to receive payments of rent and other amounts which may become owing to any Obligor thereunder; together with (b) any and all deposits of Subtenant to secure payment of the same and performance of the terms and conditions of the Subtenant's obligations under the Sublease; and also together with (c) the right to collect the aforesaid amounts and to utilize any collection or enforcement rights or remedies which may be available to, any Obligor under law or the Sublease, but without any duty or obligation to perform on behalf of any Obligor any agreement of the Obligors under the Sublease. Without limiting the foregoing, the rights assigned hereunder shall include (1) any and all rights of the Obligors (or either of them) to receive fees, charges, reimbursements, insurance proceeds, option payments, payments made in consequence of any defaults by Subtenant or in settlement, compromise or satisfaction of any obligations of Subtenant due the Obligors as a result or in consequence of the Sublease, (2) all claims and rights to the payment of money at any time arising in connection with the Sublease or breaches of the Sublease, or any rejection of the Sublease by Subtenant or a trustee of Subtenant's bankruptcy estate under Section 365 of the United States Bankruptcy Code, as amended, all rights to recover damages arising out of any of such breaches or rejections, and (3) all rights to take or receive charges payable by Subtenant or trustee of Subtenant with respect to the premises covered by the Sublease following the entry of an order for relief under the United States Bankruptcy Code in respect of such Subtenant and all rent and other charges outstanding under the Sublease as of the date of the entry of the order for relief.

     Section 3. Collection of Rent By Obligors. (a) So long as there shall exist no Event of Default, the Obligors shall have a license to receive, collect and retain payments of rent and other amounts under the Sublease and otherwise to exercise the rights and receive the benefits of the Sublandlord under the Sublease, subject to the provisions of this Assignment.

          (b) Upon, or at any time after, any Event of Default (unless such Event of Default is waived in writing by the Bank), the Bank, without in any way waiving such default, may at its option, terminate such license and thereafter the Bank shall be entitled immediately and exclusively to collect all rent and other amounts payable under the Sublease; provided, however, that (i) a portion of each Monthly Payment received in respect of Base Rent shall be applied first to the Obligors' obligations to pay Commissions (hereafter defined) then due, and (ii) amounts received by the Bank in respect of estimated Actual Operating Costs (under and as defined in the Sublease) shall at the Bank's option, (A) be applied against the outstanding Obligations- in the same manner as amounts received in respect of ]3ase Rent under the Sublease, (B) be held as a reserve for and applied to such Actual Operating Costs as the same are incurred, or (C) some combination of the foregoing in such order or proportion as the Bank determines, in its sole discretion. As used in this part (b), "Commissions" means the leasing commission payable by the Obligors to Casey & Associates, Inc. (together with its successors and assigns, "Broker") in respect of the Sublease, in accordance with the provisions of the Agreement between biosys and the Broker dated February 28, 1996. Nothing contained herein shall be construed as any assumption by the Bank of the Obligors' obligation to pay any Commission from their separate funds; rather, such amounts shall be payable solely from Base Rent actually received by the Bank. The Obligors hereby agree to indemnify the Bank and MIDFA from and ag2anst any and all liability, loss, or damages which it may or might incur to Broker or any person claiming by, through or under Broker, and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on the part of the Bank or MIDFA to perform or discharge any of the obligations of the Obligors to Broker other than the payment of Commissions then due from amounts actually received by Bank on account of Base Rent.

          (c) The Bank shall not collect or attempt to collect rent or other payments under the Sublease unless an Event of Default shall have occurred.

          (d) The rights and remedies provided hereunder shall be nonexclusive and shall be in addition to all other remedies and rights available under the Bond Documents.


     Section 4. Termination Of Assignment. All rights of the Bank in and to the Sublease and the Obligors' rights thereunder, including the right to receive and collect the moneys payable thereunder, shall end immediately upon full satisfaction by the Obligors of all of the Obligations.

     Section 5. Bank Has All Rights Of Obligors. The Bank shall have all rights and privileges of the Obligors, either as provided in the Sublease or as provided by law with respect thereto. The Bank shall have no obligation to enforce the Bank's rights and remedies with respect to the Sublease in the name of or on behalf of the Obligors, but may do so directly in the Bank's own name. Anything contained herein to the contrary notwithstanding, the Bank shall have no obligation or duty to enforce payment or collection of amounts payable under the Sublease and shall be accountable only for such amounts as may actually be received by the Bank.

     Section 6. No Modification Of Leases. The Obligors shall have no right to cancel, materially amend, or materially modify the provisions of the Sublease, grant any concessions, or agree to an assignment by Subtenant (whether or not such assignment is in compliance with the terms of the Sublease), without the Bank's prior written consent (which consent shall not be unreasonably withheld). For purposes of the preceding sentence, amendments to or modifications of the term of the Sublease, the amount of rent to be paid thereunder, or the premises described therein shall be material amendments or modifications. The Obligors will make all steps which may be required to preserve and maintain Subtenant's liability under the Sublease and the enforceability thereof and shall promptly advise the Bank of any defense or claim or alleged defense or claim of nonliability, whether in whole or in part, by Subtenant coming to the Obligors' attention. The Obligors shall not collect any rent from Subtenant more than thirty (30) days in advance of its due date, other than the security deposit provided for in the Sublease, unless such advance payments are held in a manner disclosed to and approved by the Bank. The Obligors shall not cancel, terminate, release, discharge, compromise, or modify in whole or in part Subtenant's duty or obligation to pay rent without the pnor written consent of the Bank (which consent shall not be unreasonably withheld).

     Section 7. Reliance. The Obligors irrevocably authorize Subtenant to rely upon and comply with any notice or demand by the Bank for payment to the Bank of rent or for performance of any obligation and the Obligors release and discharge Subtenant from any and all liability to the Obligors for so complying. Subtenant shall have no right or duty to inquire as to whether any Event of Default has occurred or is existing.

     Section 8. Representations And Warranties. The Obligors represent and warrant as follows:

          Section 8. 1.  Binding,  Obligations.  Each Obligor has full power and
     authority  to  execute  this  Assignment,   and  upon  its  execution  this
     Assignment shall be the binding obligation of the Obligors.

          Section 8.2. Sublease. The Sublease is the valid and binding obligation of the Obligors and the Subtenant, and has been effectively consented to by the Landlord under the Prime Lease (as defined in the Sublease). The Sublease is fully enforceable in accordance with its terms, and neither the Subtenant nor the Obligors are in default under any of the terms thereof.

     Section 9. Notification. The Obligors shall notify the Bank promptly In writing of any default by the Obligors in the performance of or compliance with any of their agreements under the Sublease or any notice of default or notice of termination received by any Obligor. The Obligors shall deliver to the Bank, promptly after any Obligor's receipt thereof, a copy of each such notice received by the Obligor.

     Section 10. Notice Of Arbitration Or Litigation. The Obligors shall notify the Bank and MIDFA promptly in writing in the event of initiation of any arbitration or litigation proceeding under or pursuant to the Sublease and, upon the request of the Bank, shall exercise all rights of arbitration or litigation provided by the Sublease. The Bank shall have the right to participate in all such arbitration or litigation proceedings in association with the Obligors or on its own behalf as an interested party; provided, that unless an Event of Default shall have occurred, all expenses of the Bank incurred in connection therewith shall be paid by the Bank.

     Section 11. Assignment Of Interest. The Obligors shall not, without the prior written consent of the Bank and MIDFA, further assign, transfer or encumber their interest in the Sublease or permit the assignment, transfer or encumbrance of its interest in the Sublease.

     Section 12. Further Assurances. The Borrower shall execute and deliver on request of the Bank or MIDFA from time to time such confirmatory assignments or other instruments as the Bank or MIDFA may reasonably deem useful or necessary to carry out the purposes of this Agreement.

     Section 13. Performance Of Obligations. The Bank shall not be obligated to perform or discharge, nor does the Bank hereby undertake to perform or discharge, any obligation, duty or liability under the Sublease or the Prime Lease, under or by reason of this Assignment, and the Obligors shall and do hereby agree to indemnify the Bank and MIDFA for, and to hold the Bank and MIDFA harmless of, and from, any and all liability, loss or damage which it may or might incur under the Sublease or the Prime or under or by reason of this Assignment, and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on the part of the Bank or MIDFA to perform or discharge any of the terms, covenants or agreements contained in the Sublease or the Prime . Should the Bank or MIDFA incur any such liability, loss or damage under the Sublease or the Prime Lease or under or by reason of this Assignment or in defense of any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured hereby and the Obligors shall reimburse the Bank or MIDFA therefore immediately upon demand, and upon the failure of Obligors so to do the Bank may declare a11 of the Obligations due and payable.

     Section 14. No Waiver. Nothing herein contained and no act done or omitted by the Bank pursuant to the powers and rights granted it herein shall be deemed to be a waiver by the Bank of its rights and remedies under the Bond Documents, but this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by the Bank under the terms thereof. The right of the Bank to collect the indebtedness and to realize on any other security securing the Obligations may be exercised by the Bank either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

     Section 15. Assignment of Bond Documents. In the event any or all of the Bond Documents are assigned and transferred by the Bank, the Borrower covenants and agrees that all of the provisions herein contained shall be applied to and inure to the benefit of the transferee in the same manner and to the same extent as if it was the original assignee of the Sublease herein named.


     Section 16. Binding Nature. This Assignment shall inure to the benefit of the Bank and the Bank's successors and assigns and shall be binding upon the Borrower and the Borrower's successors and assigns. This Assignment may not be amended or modified except by a writing executed by both the Bank and the Borrower.

     Section 17. Final Agreement. This Assignment contains the final and entire agreement of the parties relating to the assignment of the Borrower's interest in the Sublease.

     Section 18. Choice Of Law. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this Assignment and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this Assignment and its various provisions and the consequences and legal effect of all transactions and events which resulted in the execution of this Assignment or which occurred or were to occur as a direct or indirect result of this Assignment having been executed.

                   [Signatures and Acknowledgments Follow.]

     IN WITNESS WHEREOF, the Borrower has duly executed this Assignmerit under seal as of the date first above written.


WITNESS/ATTEST:                    CROP GENETICS INTERNATIONAL
                                   CORPORATION
                                   A Delaware Corporation

________________________           BY:_________________________________(SEAL)
                                      Name:  Edwin C. Quattlebaum
                                      Title: President/CEO



                                   BIOSYS, INC.
                                   A Delaware Corporation

_______________________            BY:_________________________________(SEAL)
                                      Name:  Edwin C. Quattlebaum
                                      Title: President/CEO

                                ACKNOWLEDGEMENTS


STATE OF MARYLAND, CITY/COUNTY OF ANNE ARUNDEL, TO WIT:

     I HEREBY CERTIFY that on this 7th day of May, 1996, before me, the undersigned Notary Public of the State of Maryland, personally appeared Edwin C. Quattlebaum, and acknowledged that he is the President & CEO of CROP GENETICS INTERNATIONAL CORPORATION, a Delaware Corporation, and that he, as such President and CEO, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the Delaware corporation by himself as Edwin C. Quattlebaum.


     IN WITNESS MY Hand and Notarial Seal.

                                             __________________________(SEAL)
                                             NOTARY PUBLIC

My Commission Expires:

    6/24/98


STATE OF MARYLAND, CITY/COUNTY OF ANNE ARUNDEL, TO WIT:

     I HEREBY CERTIFY that on this 7th day of May, 1996, before me, the undersigned Notary Public of the State of Maryland, personally appeared Edwin C. Quattlebaum, and acknowledged that he is the President & CEO of BIOSYS, INC., a Delaware Corporation, and that he, as such President and CEO, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the Delaware corporation by himself as Edwin C. Quattlebaum.

     IN WITNESS MY Hand and Notarial Seal.

                                             __________________________(SEAL)
                                             NOTARY PUBLIC

My Commission Expires:

    6/24/98

                         Exhibit of Key Plan Floor Plan
                                 Graphic Image
                                  See Apendix

                            Expansion of Floor Plan
                                 Graphic Image
                                  See Appendix

                                    EXHIBIT F
                     Gene Logic - biosys Sub-Lease Agreement

                     Permitted Uses of Sub-Leased Premises


     The Sub-Tenant shall not use or permit the use of any portion of the Sub-Leased Premises for any purpose other than the following:


     The office space shall be used for general office and corporate purposes and the laboratory space shall be used to conduct biomedical research and for the provision of genomic information and services to clients in the health care industry. Specifically,, the Sub-Tenant may use the Sub-Leased Premises for the following:

     1. the culture of mammalian cells and other prokaryotic and eukaryotic organisms; 1

     2.   extraction and manipulation of nucleic acids from such cells;

     3. general molecular biology activities, which includes the use of low-level radioisotopes (under proper local, stat6 and federal licensing), and small amounts of organic chemical waste that will be disposed of properly;

     4.   capture of information in computer databases; and,

     5.   to-and-fro transmission of data over Ll or ISDN lines.


     Sub-Tenant may use the laboratory space for other laboratory or research purposes, provided, that Sub-Tenant obtain Sub-Landlord's written consent before undertaking any such activity. The Sub-Landlord's consent shall not be unreasonably withheld.

                                   Exhibit G.
        biosys personal property inventory contained in subleased space


QTY                           ITEMS

2                   Cherry wood dry erase cabinets
1                   4'x5' wood frame dry erase board
1                   4'x7' metal frame dry erase board
4                   8'x10' modular cubicles
4                   Overhead bins for modular cubicles
42'                 Desk tops for modular cubicles
1                   Labconco "Protector" 5' Laboratory Hood
1                   Labconco "Protector" 4' Laboratory Hood
1                   Corning "Mega Pure" Distilled water system
                    All casework and fixtures
                    All fire extinguishers

Exhibit H
Graphic Image
See Appendix

                                   EXHIBIT I
                     Gene Logic - biosys Sub-Lease Agreement

                  Improvements To Be Made by Gene Logic, Inc.


     The following Improvements to the Sub-Leased Space will be made by Gene Inc., at its sole cost:


     Room B - Analytical Lab: Remove eleven feet of casework and eleven feet of wall cabinetry. Remove eleven feet of electrical strip along same wall. Add air, vacuum, and gas connections from main building systems for two locations on north wall. Repair floor where casework was removed if necessary. Provide and install eleven feet of vinyl base molding where casework was removed. Add four feet of kneespace along cabinetry on south wall. Provide and install four foot standard laboratory sink with HW/CW/Dl faucets on south wall in corner.

     Room C - New Lab Area: Install one eleven foot casework section that was removed from Room B above as half of one island section. Install second half of this eleven foot sect' ion and sink including HW/CW/DI faucet. Install second eleven foot island casework section. Install air, gas, vacuum along islands drawing from main building systems. Vent at least one cabinet area outside using existing vent tube along north wall.

     New Cafeteria: Provide and install new three foot door with glass window in door. Provide and install new three foot by five foot window in wall facing atrium. Install new kitchen cabinet with sink including HW/CW.

     Open Office Area: Demolish three walls and one door totaling 28.5 linear feet. Repair ceiling grid and tile if necessary.

Graphical Image Appendix

Page 25   Sublease Agreement Exhibit A
          Description - Site Plan for 10150 Old Columbia Road, Columbia, MD

Page 48   Lease Agreement Exhibit A
          Description - Site Plan for 10150 Old Columbia Road, Columbia, MD

Pages 51 - 68  Lease Agreement Exhibit D
               Description - United States Environmental Protection Agency 1991 Hazardous Waste Reports Forms 1C and GM-Identification and Certification - 16 Pages

Page 80   Sublease Agreement Exhibit D
          Description - Architectural Drawing of 10150 Old Columbia Rd., Columbia, MD - Outline of Leased Premises

Page 81   Sublease Agreement Exhibit E
          Description - Architectural Drawing of 10150 Old Columbia Rd., Columbia, MD - Outline of future leasable area for expansion

Page 84   Sublease Agreement Exhibit H
          Description - Architectural Drawing of 10150 Old Columbia Rd., Columbia, MD - Improvements and walls to be constructed as a result of sublease agreement